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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ImClone Systems Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 IMCLONE SYSTEMS INCORPORATED
180 Varick Street
New York, NY 10014
(212) 645-1405

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DATE: Wednesday, September 10, 2008
TIME: 2:00 p.m. local time
PLACE: Jumeirah Essex House
160 Central Park South
New York, NY 10019

To Our Stockholders:

        Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of ImClone Systems Incorporated (the "Company") will be held at the Jumeirah Essex House, 160 Central Park South, New York, NY 10019 on Wednesday, September 10, 2008 at 2:00 p.m., local time, for the following purposes:

  1.
  To elect ten persons to the Board of Directors of the Company to serve until their respective successors are elected and qualified.
  2.
  To vote upon a proposal to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2008 fiscal year.
  3.
  To approve the ImClone Systems Incorporated 2008 Employee Stock Purchase Plan.
  4.
  Any other matters properly brought before the stockholders at the meeting.

        The enclosed proxy statement includes information relating to these proposals. Additional purposes of the Annual Meeting are to receive reports of officers (without taking action thereon) and to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        All stockholders of record as of the close of business on July 18, 2008 are entitled to notice of, and to vote at, the Annual Meeting. At least a majority of the outstanding shares of common stock of the Company present in person or by proxy is required for a quorum. You may vote electronically through the Internet or by telephone. The instructions on your proxy card describe how to use these services. Of course, if you prefer, you can vote by mail by completing your proxy card and returning it in the enclosed postage-paid envelope.

By Order of the Board of Directors
Acting Secretary Gregory T. Mayes

New York, New York
August 11, 2008

        IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 10, 2008: THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT WWW.EDOCUMENTVIEW.COM/IMCL.

        THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE COMPANY'S ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES BY INTERNET, TELEPHONE OR MAIL. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

 TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1
What is the purpose of the Annual Meeting?	1
Who may attend the Annual Meeting?	1
Who is entitled to vote?	1
What constitutes a quorum?	2
What vote is required to approve each item?	2
How do I vote?	2
What if I am a beneficial owner rather than a holder of record?	3
If I hold my shares in a brokerage account and do not return voting instructions, will my shares be voted?	3
Can I change my vote after I return my proxy?	3
Who pays for this proxy solicitation?	4
BENEFICIAL OWNERSHIP OF PRINCIPAL HOLDERS, DIRECTORS AND EXECUTIVE OFFICERS	5
Principal Holders	5
Directors and Executive Officers	6
PROPOSAL NO. 1—ELECTION OF BOARD OF DIRECTORS	8
Nominees for Director	8
THE BOARD OF DIRECTORS	12
Committees	12
Attendance at Annual Meeting	15
Communicating with our Board Members	15
Report of the Audit Committee of the Board of Directors	15
Director Compensation	18
INFORMATION CONCERNING EXECUTIVE OFFICERS	21
Current Executive Officers	21
Information Concerning Former Executive Officers	23
Family Relationships	23
EXECUTIVE COMPENSATION	24
Compensation Discussion and Analysis	24
Compensation Committee Interlocks and Insider Participation	33
Compensation Committee Report	33
Compensation of Named Executive Officers	34

ii

Severance and Change-in-Control Arrangements	38
Potential Payments Upon Termination or Change in Control	41
Equity Compensation Plan Information	42
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	44
Relationship with Bristol-Myers Squibb Company	44
Champions Biotechnology, Inc.	47
Icahn Sourcing LLC	48
Policies and Procedures for Approval of Related Person Transactions	48
Independence of the Board of Directors	48
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	50
CODE OF BUSINESS CONDUCT AND ETHICS	50
PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51
Audit Fees	51
Audit-Related Fees	51
Tax Fees	51
All Other Fees	51
Pre-Approval Policies and Procedures	51
PROPOSAL NO. 3—APPROVAL OF THE IMCLONE SYSTEMS INCORPORATED 2008 EMPLOYEE STOCK PURCHASE PLAN	53
Material Features of the Purchase Plan	53
Federal Income Tax Considerations	55
STOCKHOLDER PROPOSALS	56
OTHER MATTERS	56
APPENDIX A—IMCLONE SYSTEMS INCORPORATED 2008 EMPLOYEE STOCK PURCHASE PLAN	A-1

iii

IMCLONE SYSTEMS INCORPORATED
180 Varick Street
New York, New York 10014

PROXY STATEMENT

        This proxy statement is furnished in connection with the solicitation of proxies by the Company on behalf of the Board of Directors for use at the Company's Annual Meeting of Stockholders to be held on Wednesday, September 10, 2008, at 2:00 p.m., local time, at the Jumeirah Essex House, 160 Central Park South, New York, NY 10019, and at any postponements or adjournments thereof. The Notice of Annual Meeting, this proxy statement and the accompanying proxy card are first being mailed to stockholders on or about August 11, 2008.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

        At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting, including the election of directors, the ratification of the appointment of the Company's independent registered public accounting firm and the approval of the Company's 2008 Employee Stock Purchase Plan. In addition, the Company's management will report on the performance of the Company during fiscal year 2007.

Who may attend the Annual Meeting?

        Although the Company encourages you to complete and return the proxy card by mail, or to vote by telephone or via the Internet to ensure that your vote is counted, you may attend the Annual Meeting and vote your shares in person. All stockholders as of July 18, 2008, the record date, or their duly appointed proxies, may attend the Annual Meeting. If you hold your shares in "street name" (that is, through a brokerage firm, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of July 18, 2008, the record date. In all cases, you must bring a form of personal photo identification. To ensure the availability of adequate space for the Company's stockholders wishing to attend the Annual Meeting, priority seating will be given to stockholders of record, stockholders who hold their shares in street name and invited guests of management. In addition, each stockholder may bring one guest. In order that seating may be equitably allocated, a stockholder wishing to bring more than one guest must write to the Acting Secretary of the Company in advance of the Annual Meeting and receive written concurrence.

Who is entitled to vote?

        Stockholders who own the Company's common stock at the close of business on July 18, 2008, the record date, are entitled to vote at the Annual Meeting or any postponements or adjournments thereof. Each share of common stock outstanding on July 18, 2008, the record date, is entitled to one vote on each matter to be voted upon at the Annual Meeting.

        Pursuant to the Company's stockholder agreement, dated as of September 19, 2001 (the "Stockholder Agreement"), with Bristol-Myers Squibb Company (BMS) and Bristol-Myers Squibb Biologics Company, BMS currently has the right to nominate two directors. BMS and its affiliates currently are required to vote all of their shares of the Company's common stock in the same proportion as the votes cast by all of the Company's other stockholders with respect to the election or removal of non-BMS-nominated directors.

What constitutes a quorum?

        The presence at the Annual Meeting of a majority of the outstanding shares of common stock of the Company, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. As of July 18, 2008, the Company had 86,616,592 shares of common stock outstanding. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum at the Annual Meeting.

What vote is required to approve each item?

         Election of Directors.    The affirmative vote of the holders of a plurality of the shares present in person or represented by proxy and entitled to vote is required for the election of directors. This means that the individuals who receive the highest number of votes will be elected as directors, up to the maximum number of directors to be chosen at the Annual Meeting.

         Other Items.    For each other item, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the item will be required for approval.

        Abstentions and broker non-votes will not be voted either in favor of or against any of the proposals. For the election of directors, which requires a plurality of the votes cast, votes withheld from one or more nominees will be excluded entirely from the vote and will have no effect on the outcome. For the ratification of KPMG LLP as the Company's independent registered public accounting firm for the 2008 fiscal year and the approval of the ImClone Systems Incorporated 2008 Employee Stock Purchase Plan, both of which will be decided by the affirmative vote of a majority of the votes cast either in person or by proxy, abstentions will be counted for purposes of determining the number of votes cast on each proposal and will have the same effect as negative votes, but broker non-votes will not be counted as entitled to vote.

How do I vote?

        You may vote in the following ways:

        (a) In person:    The Company will pass out written ballots to anyone who wants to vote in person at the Annual Meeting. However, if you hold your shares in street name, you must request a proxy card from your broker in order to vote at the Annual Meeting. Holding shares in "street name" means that you hold them through a brokerage firm, bank, or other nominee and, therefore, the shares are not held in your individual name in the records maintained by our transfer agent, Computershare Investor Services, but instead are held in the name of your brokerage firm, bank, or other nominee.

        (b) By mail:    Please complete and sign your proxy card and return it to the Company by mail in the enclosed pre-addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If an additional proposal comes up for a vote at the Annual Meeting that is not on the proxy card, your shares will be voted in the best judgment of the Company's authorized proxies, Kenneth J. Zuerblis and Gregory T. Mayes or their successors.

        If you do not mark your voting instructions on the proxy card, your shares will be voted as follows:

  •
  FOR approval of the ten nominated directors;

  •
  FOR ratification of KPMG LLP as the Company's independent registered public accounting firm for the 2008 fiscal year; and

  •
  FOR approval of the ImClone Systems Incorporated 2008 Employee Stock Purchase Plan.

        (c) By telephone:    Call the toll-free telephone number on your proxy card to vote by telephone. You must have a touch-tone telephone to use this option. You will need to follow the instructions on your proxy card and the voice prompts.

        (d) Via the Internet:    Go to the website listed on your proxy card to vote via the Internet. You will need to follow the instructions on your proxy card and the website.

        Telephone and Internet voting options are available 24 hours a day, seven days a week. When prompted, you will need to enter the control number shown on your proxy card. You will then be able to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone or via the Internet, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your proxy card. The telephone and Internet voting procedures, including the use of control numbers found on the proxy cards, are designed to authenticate stockholders' identities, to allow stockholders to vote their shares of common stock and to confirm that their instructions have been properly recorded. If you vote by telephone or via the Internet, you do not need to return your proxy card.

        If you hold your shares in street name, you may vote by telephone or via the Internet only if your broker or nominee makes these methods available, in which case the broker or nominee will enclose the instructions with this proxy statement.

What if I am a beneficial owner rather than a holder of record?

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered to be the holder of record with respect to your shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote by filling out the voting instruction form provided by your broker or nominee. Telephone and Internet voting options may also be available to beneficial owners. As a beneficial owner, you are also invited to attend the Annual Meeting, but you must obtain a legal proxy from the holder of record of your shares in order to vote in person at the Annual Meeting.

If I hold my shares in a brokerage account and do not return voting instructions, will my shares be voted?

        If your shares are held in street name, your broker or nominee will ask you how you want your shares to be voted. If you provide voting instructions, your shares must be voted as you direct. If you do not furnish voting instructions, one of two things can happen, depending upon whether a proposal is "routine." Under the rules that govern brokers who have record ownership of shares beneficially owned by their clients, brokers have discretion to cast votes on routine matters, such as the election of directors and ratification of the appointment of the independent registered public accounting firm, without voting instructions from their clients. Brokers are not permitted, however, to cast votes on "non-routine" matters without such voting instructions, such as the approval of stock incentive plans. A "broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that proposal and has not received voting instructions from the beneficial owner.

Can I change my vote after I return my proxy?

        Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing a notice of revocation or an executed proxy card bearing a later date with the Acting Secretary of the Company at the Company's principal executive offices at 180 Varick Street, New York, New York 10014. You may also change or revoke your proxy by telephone or via the Internet at any time before the Annual Meeting in accordance with the instructions on the enclosed proxy card. The proxy also can be revoked if you attend the Annual Meeting in person and give notice of your intention to vote at the Annual Meeting. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

Who pays for this proxy solicitation?

        The Company pays for this proxy solicitation. In addition to sending you these materials, certain of the Company's employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for contacting you. In addition, the Company has retained Innisfree M&A Incorporated to assist the Company in soliciting your proxy and the proxies of other stockholders for a fee of $8,000 plus reasonable out-of-pocket expenses.

 BENEFICIAL OWNERSHIP OF PRINCIPAL HOLDERS, DIRECTORS AND
EXECUTIVE OFFICERS

Principal Holders

        The following table shows the amount of the Company's common stock beneficially owned by each person or group who is known by the Company, in reliance on Schedules 13D and 13G filed with the Securities and Exchange Commission (SEC), to beneficially own more than 5% of the Company's outstanding shares of common stock. In general, "beneficial ownership" refers to shares that an individual or entity has the power to vote or dispose of and stock options that are exercisable within 60 days thereafter. Unless otherwise indicated below or in the applicable Schedule 13D or 13G filing, each person named below holds sole investment and voting power, other than the powers that may be shared with the person's spouse under applicable law.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)(2)
Bristol-Myers Squibb Company(3) 345 Park Avenue New York, NY 10154	14,392,003	16.62%
Carl C. Icahn and affiliates(4) c/o Icahn Associates Corp. 767 Fifth Avenue, Suite 4700 New York, NY 10153	11,695,188	13.50%
ClearBridge Advisors, LLC, ClearBridge Asset Management, Inc. and Smith Barney Fund Management LLC, as a group(5) 399 Park Avenue New York, NY 10022	9,380,559	10.83%
Capital Group International, Inc.(6) 11100 Santa Monica Boulevard Los Angeles, CA 90025	7,537,640	8.71%

(1)
The percentage of voting stock owned by each stockholder or group is calculated by dividing: (1) the number of shares deemed to be beneficially held by such stockholder or group as of June 30, 2008, as determined in accordance with Rule 13d-3 under the Exchange Act of 1934 (the "Exchange Act"); by (2) the sum of (A) 86,589,067, which is the number of shares of common stock outstanding as of June 30, 2008; plus (B) the number of shares of common stock issuable upon the exercise of options and other derivative securities, if any, exercisable as of June 30, 2008 and 60 days thereafter held by the stockholder or group.

(2)
The stockholder's percentage of beneficial ownership of the class is current as of June 30, 2008 and therefore may not reflect the percentage reported in the stockholder's latest Schedule 13G or Schedule 13D filing filed prior to June 30, 2008.

(3)
This information is furnished in reliance on Amendment No. 4 to the stockholder's Schedule 13D filed with the SEC on July 31, 2008.

(4)
This information is furnished in reliance on Amendment No. 5 to the stockholder's Schedule 13D filed with the SEC on September 28, 2006. The foregoing Schedule 13D reflects beneficial ownership of Barberry Corp, together with its affiliates Hopper Investments LLC and High River Limited Partnership, in the amount of 7,105,934 shares of common stock, or 8.21% of the

  Company's common stock as of June 30, 2008 (inclusive of amounts held by Hopper Investments LLC and High River Limited Partnership). Such Schedule 13D also reflects beneficial ownership of American Real Estate Holdings Limited Partnership, together with its affiliates American Real Estate Partners L.P, American Property Investors, Inc. and Beckton Corp., in the amount of 4,563,610 shares of common stock, or 5.27% of Company's common stock as of June 30, 2008. See the Schedule 13D filing for certain disclaimers of beneficial ownership. In addition to the 11,684,544 shares described in such Schedule 13D, Mr. Icahn beneficially owns 10,644 shares issuable upon the exercise of options exercisable as of June 30, 2008.

(5)
This information is furnished in reliance on Amendment No. 2 to the stockholders' Schedule 13G filed with the SEC on February 14, 2008.

(6)
This information is furnished in reliance on Amendment No. 4 to the stockholder's Schedule 13G filed with the SEC on May 9, 2008. The foregoing Schedule 13G reflects beneficial ownership of Capital Guardian Trust Company in the amount of 5,753,110 shares of common stock, or 6.64% of the Company's common stock as of June 30, 2008. See the Schedule 13G filing for certain disclaimers of beneficial ownership.

Directors and Executive Officers

        The following table shows certain information regarding the amount of the Company's common stock beneficially owned as of June 30, 2008 by the members of the Company's Board of Directors, the Company's named executive officers and the directors and executive officers of the Company as a group.

Name, Address and Position(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class(3)
John E. Celentano, Director	—(4)	*
Alexander J. Denner, Ph.D., Director	23,315(5)	*
Thomas F. Deuel, M.D., Director	—(6)	*
Jules Haimovitz, Director	—(7)	*
Carl C. Icahn, Chairman of the Board	11,695,188(8)	13.50%
Peter S. Liebert, M.D., Director	9,891(9)	*
Richard C. Mulligan, Ph.D., Director	10,644(10)	*
David Sidransky, M.D., Director	133,434(11)	*
Charles Woler, M.D., Ph.D., M.B.A., Director	10,644(12)	*
John H. Johnson, Chief Executive Officer and Director	108,946(13)	*
Kenneth J. Zuerblis, Chief Financial Officer (effective March 31, 2008)	—(14)	*
Michael P. Bailey, Senior Vice President of Commercial Operations	44,414(15)	*
Peter R. Borzilleri, Vice President, Finance and Interim Principal Financial Officer (through March 31, 2008)	21,915(16)	*
Richard Crowley, Senior Vice President, Biopharmaceutical Operations	148,226(17)	*
Eric Rowinsky, M.D., Executive Vice President, Chief Medical Officer	93,441(18)	*
All Directors and Executive Officers as a Group (15 persons)	12,554,332(19)	14.38%

*
Less than 1%.

(1)
Unless otherwise noted, each person's address is in care of ImClone Systems Incorporated, 180 Varick Street, New York, NY 10014.

(2)
Unless otherwise noted, consists of both the number of shares that an individual has the power to vote or dispose of and stock options that are exercisable as of June 30, 2008 and 60 days thereafter.

(3)
The percentage of voting stock owned by each stockholder or group is calculated by dividing: (1) the number of shares deemed to be beneficially held by such stockholder or group as of June 30, 2008, as determined in accordance with Rule 13d-3 under the Exchange Act; by (2) the sum of (A) 86,589,067, which is the number of shares of common stock outstanding as of June 30, 2008; plus (B) the number of shares of common stock issuable upon the exercise of options and other derivative securities, if any, exercisable as of June 30, 2008 and 60 days thereafter held by such stockholder or group. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, other than the powers that may be shared with the person's spouse under applicable law.

(4)
Address is in care of Bristol-Myers Squibb Company, 345 Park Avenue, New York, New York 10154. Mr. Celentano owned no shares of the Company's stock, nor did he have any options at June 30, 2008.

(5)
Consists of 23,315 shares issuable upon the exercise of options exercisable as of August 29, 2008.

(6)
Dr. Deuel owned no shares of the Company's stock, nor did he have any options at June 30, 2008.

(7)
Mr. Haimovitz owned no shares of the Company's stock, nor did he have any options at June 30, 2008.

(8)
Includes 11,684,544 shares described in Amendment No. 5 to the Schedule 13D filed with the SEC on September 28, 2006 by Mr. Icahn and certain affiliated parties, and 10,644 shares issuable upon the exercise of options exercisable as of August 29, 2008. See the Schedule 13D filing for certain disclaimers of beneficial ownership.

(9)
Consists of 9,891 shares issuable upon the exercise of options exercisable as of August 29, 2008.

(10)
Consists of 10,644 shares issuable upon the exercise of options exercisable as of August 29, 2008.

(11)
Consists of 133,434 shares issuable upon the exercise of options exercisable as of August 29, 2008.

(12)
Consists of 10,644 shares issuable upon the exercise of options exercisable as of August 29, 2008.

(13)
Mr. Johnson purchased 13,609 shares of the Company's common stock on September 7, 2007 with a market value of $500,000 on such date, pursuant to the terms of his employment agreement. Includes 87,500 shares issuable upon the exercise of options exercisable as of August 29, 2008 and 7,837 shares issuable upon the vesting of Restricted Stock Units prior to August 29, 2008.

(14)
Mr. Zuerblis owned no shares of the Company's stock at June 30, 2008, nor did he have any options exercisable prior to August 29, 2008.

(15)
Includes 42,384 shares issuable upon the exercise of options exercisable as of August 29, 2008, with 1,875 of such options being subject to the restrictions on sales, transfers, pledges and other dispositions set forth in the lock-up agreement between the individual and the Company dated December 21, 2005, as discussed in greater detail in the Company's Current Report on Form 8-K filed on December 21, 2005 (the "Lock-Up Restrictions"). Mr. Bailey resigned from the Company effective August 1, 2008.

(16)
Includes 20,400 shares issuable upon the exercise of options exercisable as of August 29, 2008, with 1,563 of such options being subject to the Lock-Up Restrictions.

(17)
Includes 146,452 shares issuable upon the exercise of options exercisable as of August 29, 2008, with 1,563 of such options being subject to the Lock-Up Restrictions.

(18)
Includes 91,667 shares issuable upon the exercise of options exercisable as of August 29, 2008, with 18,750 of such options being subject to the Lock-Up Restrictions.

(19)
Includes an aggregate of 726,975 shares issuable upon the exercise of options exercisable as of August 29, 2008, with 23,751 of such options being subject to the Lock-Up Restrictions.

 PROPOSAL NO. 1—ELECTION OF BOARD OF DIRECTORS

        Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated for election at the Annual Meeting a slate of ten nominees, all of whom currently serve on the Board.

        Pursuant to the Stockholder Agreement with BMS, BMS has the right to designate two directors as long as its ownership interest in the Company is 12.5% or greater. As of June 30, 2008, BMS had an ownership interest of approximately 16.62%, and therefore has the right to designate two directors for election at the Annual Meeting. BMS has designated one director, Mr. John E. Celentano, for election at the Annual Meeting.

        The Board of Directors, acting upon the unanimous recommendation of its Nominating and Corporate Governance Committee, has nominated Mr. John E. Celentano, Dr. Alexander J. Denner, Dr. Thomas F. Deuel, Mr. Jules Haimovitz, Mr. Carl C. Icahn, Mr. John H. Johnson, Dr. Peter S. Liebert, Dr. Richard C. Mulligan, Dr. David Sidransky and Dr. Charles Woler for election as directors at the Annual Meeting.

        In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board of Directors or the proxy holders to fill such vacancy or for the balance of those nominees named without nomination of a substitute.

Nominees for Director

Name	Age	Current Position with Company	Director of Company Since
John E. Celentano(7)	48	Director	2008
Alexander J. Denner, Ph.D.(1)(2)(4)(5)(6)	38	Director	2006
Thomas F. Deuel, M.D.(1)(2)	73	Director	2007
Jules Haimovitz(2)(3)	57	Director	2007
Carl C. Icahn(2)(5)	72	Chairman of the Board	2006
John H. Johnson	50	Director and Chief Executive Officer	2007
Peter S. Liebert(3)(4)	72	Director	2006
Richard C. Mulligan, Ph.D.(1)(4)(6)	53	Director	2006
David Sidransky, M.D.(1)(2)(5)	47	Director	2004
Charles Woler, M.D., Ph.D., M.B.A.(1)(3)	59	Director	2006

(1)
Member of Research and Development Oversight Committee.

(2)
Member of Compensation Committee.

(3)
Member of Audit Committee.

(4)
Member of Nominating and Corporate Governance Committee.

(5)
Member of Chief Executive Officer Search Committee.

(6)
Member of Executive Committee.

(7)
Designated by BMS.

        Biographical information concerning the director nominees is set forth below.

        John E. Celentano has served as a director of the Company since May 12, 2008. Mr. Celentano is a Senior Vice President, Strategy and Productivity Transformation at BMS and has served in that capacity since March 2008. Prior to his current position, Mr. Celentano served in a number of positions at BMS, including President, Health Care Group from December 2005 to February 2008 and as

President, Canada and Latin America from April 2002 to November 2005. Mr. Celentano received his B.A. from the University of Delaware and his M.B.A. from Drexel University.

        Alexander J. Denner, Ph.D., has served as a director of the Company since May 2006. Dr. Denner serves as a Managing Director of private investment funds affiliated with Carl C. Icahn including, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Master Fund II LP and Icahn Partners Master Fund III LP. Since October 2006 Dr. Denner has served as a director of Adventrx Pharmaceuticals Inc., a publicly-traded biotechnology company. From April 2005 to May 2006, Dr. Denner served as a portfolio manager specializing in healthcare investments for Viking Global Investors. Previously he served in a variety of roles at Morgan Stanley, beginning in 1996, including as portfolio manager of healthcare and biotechnology mutual funds. Dr. Denner currently serves as a director of HyperMed, Inc., a privately held company specializing in imaging platforms for medical and surgical applications. Dr. Denner received his S.B. degree from the Massachusetts Institute of Technology and his M.S., M.Phil. and Ph.D. degrees from Yale University.

        Thomas F. Deuel, M.D., has served as a director of the Company since July 3, 2007. Since February 2002, Dr. Deuel has served as a Professor of Molecular and Experimental Medicine and Cell Biology, Director of the Division of Molecular Oncology, Department of Molecular and Experimental Medicine, and Director of the Vascular Biology Affinity Group at The Scripps Research Institute. Also, since 1998, Dr. Deuel has served as a Professor of Medicine at Harvard Medical School. He is currently a Professor Emeritus at Harvard Medical School. In addition, from 1996 to 2002, Dr. Deuel served as a Director, Division of Growth Regulation at Beth Israel Hospital, Boston, Massachusetts and, prior to that, was a Professor of Medicine and Biochemistry and the head of Oncology Services at the Washington University School of Medicine, St. Louis, Missouri. He is a member of the Institute of Medicine at the National Academy of Sciences. Dr. Deuel is also President of the Edward R. Mallinckrodt Foundation, St. Louis, Missouri. He has served on different editorial boards, including the Journal of Clinical Investigation and Blood, and currently is on the Editorial Board of Current Opinion in Hematology and Section Editor for Vascular Biology. Dr. Deuel has served and continues to serve on numerous scientific advisory boards for various companies, including the Company's scientific advisory board during its existence. In addition, Dr. Deuel has earned many professional honors and awards. Dr. Deuel holds an M.D. from Columbia University and an A.B. from Princeton University.

        Jules Haimovitz has served as a director of the Company since May 10, 2007. Mr. Haimovitz currently serves as President of the Haimovitz Consulting Group. From July 2002 until July 2007, Mr. Haimovitz served as Vice Chairman and Managing Partner of Dick Clark Productions Inc., a producer of programming for television, cable networks and syndicators. From June 1999 to July 2004, Mr. Haimovitz served in various capacities at Metro Goldwyn Mayer Inc., including President of MGM Networks Inc., a wholly-owned subsidiary, Executive Consultant to the CEO, and Chair of the Library Task Force. From July 1997 to February 1999, he served as President and Chief Operating Officer of King World Productions, Inc., a worldwide distributor of first-run programming. Mr. Haimovitz has also served in executive positions at Diva Systems Corporation, ITC Entertainment Group, Spelling Entertainment Inc. and Viacom Inc. Mr. Haimovitz currently serves on the Board of Directors of Blockbuster, Infospace, Inc., TVN Entertainment and GNet Productions. A native New Yorker, now living in California, Mr. Haimovitz holds a dual B.A. degree in Mathematics and Communications, as well as an M.A. degree in Mathematics from Brooklyn College.

        Carl C. Icahn has served as a director of the Company since September 2006. On October 24, 2006, Mr. Icahn was named Chairman of the Board of Directors. Mr. Icahn has served as chairman of the board and a director of Starfire Holding Corporation (Starfire), a privately-held holding company, and chairman of the board and a director of various subsidiaries of Starfire, since 1984. Since August 2007, through his position as Chief Executive Officer of Icahn Capital LP, a wholly-owned subsidiary of Icahn Enterprises L.P. (Icahn Enterprises), and certain related entities, Mr. Icahn's principal occupation is managing private investment funds, including Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, and Icahn Partners Master Fund III LP. Prior to August 2007,

Mr. Icahn conducted this occupation through his entities CCI Onshore Corp. and CCI Offshore Corp., since September 2004. Since November 1990, Mr. Icahn has been chairman of the board of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises. Icahn Enterprises is a diversified holding company engaged in a variety of businesses, including investment management, metals, real estate, and home fashion. Since 1994, Mr. Icahn has been the principal beneficial stockholder of American Railcar Industries, Inc., currently a publicly-traded company that is primarily engaged in the business of manufacturing covered hopper and tank railcars, and has served as Chairman of the Board and as a director of American Railcar Industries, Inc. since 1994. Mr. Icahn was chairman of the board and president of Icahn & Co., Inc., a registered broker-dealer and a member of the National Association of Securities Dealers, from 1968 to 2005. From October 1998 through May 2004, Mr. Icahn was the president and a director of Stratosphere Corporation, the owner and operator of the Stratosphere Hotel and Casino in Las Vegas, which until February 2008, was a subsidiary of Icahn Enterprises. From September 2000 to February 2007, Mr. Icahn served as the chairman of the board of GB Holdings, Inc., which owned an interest in Atlantic Coast Holdings, Inc., the owner and operator of The Sands casino in Atlantic City until November 2006. Mr. Icahn has been chairman of the board and a director of XO Holdings, Inc., a telecommunications services provider, since February 2006, and of its predecessor from January 2003 to February 2006. Mr. Icahn has served as a Director of Cadus Corporation, a company engaged in the ownership and licensing of yeast-based drug discovery technologies since July 1993. In May 2005, Mr. Icahn became a director of Blockbuster Inc., a provider of in-home movie rental and game entertainment. In October 2005, Mr. Icahn became a director of WestPoint International, Inc., a manufacturer of bed and bath home fashion products. In August 2007, Mr. Icahn became a director of WCI Communities, Inc. (WCI), a homebuilding company, and since September 2007, has been the chairman of the board of WCI. In December 2007, Mr. Icahn became a director of Federal-Mogul Corporation (Federal-Mogul), a supplier of automotive products, and since January 2008, has been the chairman of the board of Federal-Mogul. In April, 2008, Mr. Icahn became a director of Motricity, Inc., a company that provides mobile content services and solutions. On August 1, 2008, Mr. Icahn became a director of Yahoo! Inc. Mr. Icahn received his A.B. from Princeton University.

        John H. Johnson, has served as the Company's Chief Executive Officer since August 27, 2007 and as a director of the Company since September 2007. Prior to joining the Company, he served as Company Group Chairman of Johnson & Johnson's Worldwide Biopharmaceuticals unit from April 2005 until August 2007. In this executive role, Mr. Johnson was responsible for the Johnson & Johnson Biotechnology, Immunology and Oncology commercial businesses, including Centocor, Inc., Ortho Biotech Products, L.P. and the Worldwide Strategic Marketing group. From March 2003 until April 2005, he served as President of Ortho Biotech Products, L.P., which included responsibility for Ortho Biotech Canada starting in 2004. From 2002 until March 2003, he served as Worldwide Vice President, CNS/Psychiatry, for Johnson & Johnson Pharmaceuticals Group Strategic Marketing. From 2000 until 2001, he left Johnson & Johnson to assume the position of President and Chief Executive Officer for Parkstone Medical Information Systems. Prior to working at Parkstone Medical Information Systems, Mr. Johnson had worked at Johnson & Johnson starting in 1988 advancing through positions of increasing responsibility with Ortho-McNeil. Prior to joining Johnson & Johnson, he worked at Pfizer from 1983 to 1988 where he held positions of increasing responsibility in Sales and Sales Management. Mr. Johnson received a B.S. degree from East Stroudsburg University of Pennsylvania.

        Peter S. Liebert, M.D., has served as a director of the Company since October 2006. Dr. Liebert has been a pediatric surgeon in private practice since 1968 and is Chief, Pediatric Surgery of The Stamford Hospital, Stamford, CT. From 1981 to 2006, Dr. Liebert was Clinical Associate Professor of Surgery at the College of Physicians & Surgeons of Columbia University. Dr. Liebert is a former president of the Westchester County Medical Society and a former member of the Awards Jury of the Lasker Foundation. Dr. Liebert is Chairman of the Board of Rx Vitamins, Inc. and is a director of Cadus Corporation, a publicly held, drug discovery company controlled by Carl C. Icahn. Dr. Liebert holds an M.D. from Harvard Medical School and an A.B. from Princeton University.

        Richard C. Mulligan, Ph.D., has served as a director of the Company since September 2006. Professor Mulligan is the Mallinckrodt Professor of Genetics at Harvard Medical School, and Director of the Harvard Gene Therapy Initiative. Professor Mulligan received his B.S. degree from the Massachusetts Institute of Technology, and his Ph.D. from the Department of Biochemistry at Stanford University School of Medicine. After receiving postdoctoral training at the Center for Cancer Research at MIT, Professor Mulligan joined the MIT faculty and subsequently was appointed Professor of Molecular Biology and Member of the Whitehead Institute for Biomedical Research before moving to Children's Hospital and Harvard in 1996. His honors include the MacArthur Foundation Prize, the Rhodes Memorial Award of the American Association for Cancer Research, the ASMB-Amgen Award, and the Nagai Foundation International Prize. Professor Mulligan has been associated with a number of biotechnology companies, including Somatix Therapy Corporation (as founder and member of the Scientific Advisory Board and Board of Directors, and Chief Scientific Officer), Cell Genesys (as member of the Scientific Advisory Board) and the Company, where he served on the Scientific Advisory Board. He has also served on the National Institutes of Health's Recombinant DNA Advisory Committee and on the U.S. Food and Drug Administration Biological Response Modifiers Advisory Committee.

        David Sidransky, M.D., has served as a director of the Company since January 2004. Dr. Sidransky is the Director of the Head and Neck Cancer Research Division at Johns Hopkins University School of Medicine. He is a founder of several private biotechnology companies and has served on scientific advisory boards of many private and publicly traded companies, including MedImmune Inc., Telik Inc., Roche, and Amgen Inc. Dr. Sidransky is also a director of Alfacell Inc. He was formerly on the Board of Scientific Counselors at the National Institute of Dental and Craniofacial Research and a member of the Recombinant DNA Advisory Committee at the National Institute of Health. Dr. Sidransky serves on numerous editorial boards and is Senior Editor of Clinical Cancer Research. In addition, he is a Professor of Oncology, Otolaryngology-Head and Neck Surgery, Cellular & Molecular Medicine, Urology, Genetics, and Pathology at Johns Hopkins University and Hospital. Dr. Sidransky is certified in Internal Medicine and Medical Oncology by the American Board of Medicine. He has over 370 peer-reviewed publications, and has contributed more than 60 cancer reviews and chapters and also has numerous issued biotechnology patents. He has been the recipient of many awards and honors, including the 1997 Sarstedt International Prize from the German Society of Clinical Chemistry, the 1998 Alton Ochsner Award Relating Smoking and Health by the American College of Chest Physicians and the 2004 Hinda and Richard Rosenthal Award from the American Association of Cancer Research. Dr. Sidransky is also the Chairman of the Board of Directors of Champions Biotechnology, Inc. Dr. Sidransky received his B.A. from Brandeis University and his M.D. from the Baylor College of Medicine.

        Charles Woler, M.D., Ph.D., M.B.A., has served as a director of the Company since September 2006. Dr. Woler has served as the Chief Executive Officer and Chairman of the Board of Endotis Pharmaceuticals, a leading glyco drug company specializing in coagulation and thrombosis, since June 2007. Dr. Woler is also currently Chairman of the Board of Proclif Group, a private hospital chain in France, and a non-executive director of Gastrotech, a Copenhagen based biotech company. Prior to that, Dr. Woler was the Chief Executive Officer of Neuro3d from September 2000 to June 2007 and, from September 2000 until September 2005, also served as its Chairman of the Board. Dr. Woler has also served as Operating Partner Healthcare at Duke Street Capital since July 2005. Dr. Woler is the Vice Chairman of the Board of Genfit, a public company specializing in metabolic diseases. Previously, he served as Chief Executive Officer of Cadus Corporation, as Chief Executive Officer and Chairman of Roche, France, an affiliate of F. Hoffmann-LaRoche Ltd., and as Chairman, Europe Pharmaceuticals, SmithKline Beecham. Dr. Woler received his M.D. and M.B.A. from the University of Paris and his Ph.D. from the University of Lyon.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES NAMED ABOVE (PROPOSAL NO. 1 ON YOUR PROXY CARD).

 THE BOARD OF DIRECTORS

Committees

        During 2007, the Board of Directors met nine times. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he served as a director) and the total number of meetings held by all committees of the Board on which he served (during the period that he served), except for Dr. Sidransky, who attended 67% of the aggregate total number of meetings of the Board.

        The Board of Directors currently has five standing committees: the Audit Committee, the Compensation Committee, the Executive Committee, the Nominating and Corporate Governance Committee and the Research and Development Oversight Committee. The Chief Executive Officer Search Committee, which was responsible for overseeing the Company's search for a Chief Executive Officer and consisted of Mr. Icahn (Chairman) and Drs. Denner and Sidransky, was disbanded in 2007 following the appointment of John H. Johnson as Chief Executive Officer.

        Mr. Icahn has served as Chairman of the Board since October 24, 2006. The Chairman of the Board, among other things, sets Board meeting agendas, facilitates communication among directors, works with the Chief Executive Officer and the Executive Committee to ensure appropriate information flow to the Board, and chairs executive sessions of the independent directors when appropriate. Assignments to, and chairs of, the committees are recommended by the Nominating and Corporate Governance Committee and are selected by the Board. All committees are required to report on their activities to the Board.

         Audit Committee.    The Audit Committee monitors the integrity of the Company's financial statements, the independence, qualifications and performance of the independent registered public accounting firm, the performance of the Company's internal auditors and the effectiveness of the Company's disclosure controls and internal control over financial reporting. The Audit Committee is also responsible for retaining, evaluating, and, if appropriate, terminating the Company's independent registered public accounting firm. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee operates under a written charter approved by the Board on August 14, 2003, as amended and restated. The amended and restated charter is posted in the Corporate Governance section of the Company's website at www.imclone.com (under the "Investor Relations" tab). The Audit Committee met nine times during fiscal year 2007. The current members of the Audit Committee are Jules Haimovitz (Chairman), Peter S. Liebert and Charles Woler. In addition, John A. Fazio (then-Chairman) and William R. Miller served on the Audit Committee until Mr. Fazio's resignation from the Board on April 24, 2007 and Mr. Miller's retirement on August 2, 2007. Each of these members is independent under the SEC and Nasdaq Stock Market, Inc. ("Nasdaq") rules and listing standards currently in effect. The Board has determined that Mr. Fazio was an "audit committee financial expert" within the meaning of the applicable SEC rules up through the date of his resignation and that Mr. Haimovitz has been an audit committee financial expert since his appointment to the Audit Committee on May 10, 2007.

         Compensation Committee.    The Compensation Committee reviews and approves compensation and benefits policies and objectives, concludes whether the Company's officers, directors and employees are compensated according to these policies and objectives, and carries out the Board's responsibilities relating to the compensation of the Company's executive officers. The Compensation Committee operates under a written charter approved by the Board on November 20, 2002, as amended and restated. The charter is posted in the Corporate Governance section of the Company's website at www.imclone.com (under the "Investor Relations" tab). The Compensation Committee met seven times during fiscal year 2007. The Compensation Committee currently consists of David Sidransky

(Chairman), Alexander J. Denner, Thomas F. Deuel, Jules Haimovitz and Carl C. Icahn. Each of these members is independent under Nasdaq rules and listing standards currently in effect.

         Executive Committee.    The Executive Committee served as the principal executive body for the Company until John H. Johnson was named Chief Executive Officer. The Executive Committee provides oversight of the Company's management, including working with the Company's CEO to determine how the Company should proceed on important issues. The Executive Committee was established on October 25, 2006 following the resignation of Joseph L. Fischer as Interim Chief Executive Officer. The Executive Committee does not have a written charter. In lieu of holding regularly scheduled meetings, members of the Executive Committee meet on an as needed basis. The current members of the Executive Committee are Alexander J. Denner (Chairman) and Richard C. Mulligan.

         Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee is composed solely of independent directors meeting the independence requirements of Nasdaq. The Nominating and Corporate Governance Committee met nine times during fiscal year 2007. Alexander J. Denner has been the Chairman of the Nominating and Corporate Governance Committee since October 24, 2006. The other current members of the Nominating and Corporate Governance Committee are Peter S. Liebert and Richard C. Mulligan. In addition, John A. Fazio was a member of the Nominating and Corporate Governance Committee until his resignation from the Board on April 24, 2007. The Nominating and Corporate Governance Committee operates under a written charter adopted on November 20, 2002, as amended, which is posted in the Corporate Governance section of the Company's website at www.imclone.com (under the "Investor Relations" tab).

        The Nominating and Corporate Governance Committee seeks to create a Board of Directors that is strong in its collective judgment, skill, diversity and experience in the biopharmaceutical, medical research or oncology industries, in its accounting and finance expertise and in its business judgment. When the Nominating and Corporate Governance Committee reviews a potential new candidate, it looks specifically at the candidate's qualifications in light of the needs of the Board of Directors and the Company at that time given the then current mix of director attributes, and the extent to which the candidate otherwise would be a desirable addition to the Board of Directors and any committees of the Board of Directors. The composition of the Board of Directors should balance the following goals:

  •
  the size of the Board of Directors should facilitate substantive discussions of the whole Board of Directors in which each director can participate meaningfully;

  •
  the composition of the Board of Directors should encompass a broad range of skills, expertise, industry knowledge, diversity of opinion and contacts relevant to the Company's business; and

  •
  a majority of the Board of Directors shall consist of directors who are neither officers nor employees of the Company or its subsidiary, nor have a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise independent under Nasdaq and SEC rules.

        In evaluating current directors for re-nomination to the Board of Directors, the Nominating and Corporate Governance Committee assesses the performance of each such director, as well as the challenges and needs of the Company.

        General criteria for the nomination of director candidates include:

  •
  Personal qualities, characteristics, accomplishments and reputation in the business, scientific, and/or medical communities;

  •
  The ability and willingness to commit adequate time to Board of Directors and committee matters;

  •
  The fit of the individual's skills and personality with those of other directors and potential directors in building a Board of Directors that is effective, collegial and responsive to the needs of the Company; and

  •
  A diversity of viewpoints, background, experience and other factors.

        The Nominating and Corporate Governance Committee is responsible for determining that a majority of the directors on the Board of Directors are independent in accordance with Nasdaq listing criteria. It is also responsible for making sure that the members of the Board of Directors maintain the requisite qualifications under Nasdaq listing standards and SEC rules for membership on the Audit, Compensation, and Nominating and Corporate Governance Committees.

        The Nominating and Corporate Governance Committee will consider nominations submitted by stockholders. The Nominating and Corporate Governance Committee considers nominations for director made by stockholders of the Company in accordance with the procedures for submission of proposals at annual or special meetings of stockholders set forth in the Company's by-laws. Such procedures require that notice by any stockholder be delivered to the Acting Secretary of the Company not less than 60 nor more than 90 days prior to the date of the Annual Meeting, which notice shall include a statement in writing setting forth the name and address of the person to be nominated as director, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), and such person's signed consent to serve as a director of the Company if elected. If the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than 70 days prior to the date of the meeting, such advance notice shall be given not more than ten days after such date is first announced or disclosed. The Committee also receives suggestions for director candidates from members of the Board of Directors.

        The Nominating and Corporate Governance Committee is also charged with annually leading the Board in a self-evaluation to determine if it is functioning effectively, and with periodically reviewing the size and responsibilities of the Board.

        With respect to corporate governance matters, the Nominating and Corporate Governance Committee has developed, and the Board has approved, the Company's Corporate Governance Guidelines, Code of Business Conduct and Ethics and other key governance codes, such as the Company's Corporate Compliance Program. At least annually, the Committee reviews and reassesses the adequacy of these codes and recommends proposed revisions to the Board. The Committee is also responsible for tasks assigned to it in the Company's codes, including monitoring the Company's compliance efforts. In addition, the Committee reviews requests for waivers of the Company's codes for the Company's directors, executive officers and other senior financial officers and makes related recommendations to the Board.

         Research and Development Oversight Committee.    The Research and Development Oversight Committee is responsible for overseeing the Company's research and clinical development activities. The Research and Development Oversight Committee operates under a written charter adopted by the Board on May 11, 2005, as amended. The charter is posted in the Corporate Governance section of the Company's website at www.imclone.com (under the "Investor Relations" tab). The Research and Development Oversight Committee met one time during fiscal year 2007. The current members of the Research and Development Oversight Committee are David Sidransky (Chairman), Alexander J.

Denner, Thomas F. Deuel, Richard C. Mulligan and Charles Woler. In addition, Andrew G. Bodnar was a member of the Research and Development Oversight Committee until his resignation from the Board on May 7, 2007.

Attendance at Annual Meeting

        There is no Company policy requiring directors to attend annual meetings of stockholders. At the Company's 2007 Annual Meeting of Stockholders, all of the directors who were standing for re-election to the Board attended the meeting except for Drs. Liebert and Sidransky.

Communicating with our Board Members

        Although our Board of Directors has not adopted a formal process for stockholder communications with the Board, we make every effort to ensure that the views of stockholders are heard either by the Board or by individual directors, and we believe that this has been an effective process to date. Stockholders may communicate with the Board by sending a letter to the ImClone Systems Incorporated Board of Directors, c/o the Acting Secretary, 180 Varick Street, New York, New York 10014. The Acting Secretary will receive the correspondence and forward it to the Chairman of the Board or to any individual director or directors to whom the communication is directed, as appropriate.

        In addition, any person, whether or not an employee, who has a concern about the conduct of the Company or our employees, including with respect to our accounting, internal accounting controls or auditing issues, may, in a confidential or anonymous manner, communicate that concern in writing by addressing a letter to the Chairman of the Audit Committee, c/o Acting Secretary, at 180 Varick Street, New York, New York 10014.

Report of the Audit Committee of the Board of Directors

  Membership and Role of the Audit Committee

        The Audit Committee of the Board of Directors serves as an independent and objective party to monitor and provide general oversight of the Company's financial accounting and reporting processes, selection of critical accounting policies, and system of internal controls. The Audit Committee currently consists of Mr. Jules Haimovitz (Chairman) and Drs. Peter S. Liebert and Charles Woler. In addition, John A. Fazio (then-Chairman) and William R. Miller served on the Audit Committee until Mr. Fazio's resignation from the Board on April 24, 2007 and Mr. Miller's retirement from the Board on August 2, 2007.

        The Audit Committee operates under a written charter adopted by the Board of Directors on August 14, 2003, as amended, which can be found in the Corporate Governance section of the Company's corporate website, www.imclone.com (under the "Investor Relations" tab). Among other matters, the Audit Committee, in its oversight role, is required to review and reassess, at least annually, the adequacy of the charter and conduct an annual performance evaluation. The Audit Committee met nine times during 2007.

        Each director serving on the Audit Committee is independent as determined by the Company's Board of Directors based upon the applicable requirements of Nasdaq. Each member of the Audit Committee also satisfies the SEC's additional independence requirements for members of audit committees. In addition, the Board of Directors has determined that Mr. Fazio was an "audit committee financial expert" under the applicable SEC rules up until his resignation on April 24, 2007 and that Mr. Haimovitz has been an "audit committee financial expert" since his appointment to the Audit Committee on May 10, 2007.

        The Audit Committee focuses on assisting the Board of Directors in its oversight of the integrity of the Company's financial statements, the independent registered public accounting firm's qualifications and independence, the Company's procedures and processes for compliance with legal and regulatory requirements, the performance of the independent registered public accounting firm and the Company's internal audit function. In carrying out these responsibilities, the Audit Committee, among other things:

  •
  reviews and discusses the Company's annual audited financial statements and quarterly unaudited financial statements;

  •
  supervises the relationship between the Company and its independent registered public accounting firm, including appointing, retaining, overseeing and terminating the independent registered public accounting firm; pre-approving all audit services, audit-related services, tax services and other services to be provided by the independent registered public accounting firm; and reviewing and evaluating the qualifications, performance and independence of the independent registered public accounting firm;

  •
  reviews responsibilities, projects and staffing of the internal auditing department; and

  •
  monitors the effectiveness of the Company's disclosure controls and internal control over financial reporting.

  Audit Committee Oversight Functions

        As part of its oversight of the Company's financial statements, the Audit Committee reviews and discusses with both management and KPMG LLP, the Company's independent registered public accounting firm (KPMG), all annual and quarterly financial statements prior to their issuance. During 2007, management advised the Audit Committee that each set of financial statements had been prepared in accordance with U.S. generally accepted accounting principles, and management reviewed significant accounting and disclosure issues with the Audit Committee.

        The Audit Committee has discussed with KPMG the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards AU Section 380), as currently in effect, and, with and without management present, has reviewed and discussed the Company's annual financial statements. The Audit Committee has also discussed with management the significant accounting principles used by the Company, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The Audit Committee has discussed with KPMG matters relating to its independence, including the written disclosures and letter from KPMG to the Audit Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect. In connection with these discussions, the Audit Committee obtained from KPMG a formal written statement describing all relationships between it and the Company that might bear on the independent registered public accounting firm's independence from the Company and its management. The Audit Committee further discussed with management and KPMG any relationships that might have impacted or may impact the independent registered public accounting firm's objectivity and independence, and has satisfied itself as to KPMG's independence.

        During 2007, the Audit Committee reviewed the Company's internal and disclosure control structures. As part of this process, the Audit Committee monitored the Company's internal auditing program by reviewing staffing levels and the steps taken to implement recommended improvements in internal controls and procedures. The Audit Committee's meetings include, whenever appropriate, executive sessions with KPMG and with the Company's internal auditor, in each case without the presence of the Company's other management, to raise and discuss any issues or concerns that they may have had about the adequacy and proper, timely functioning of the Company's control, reporting, disclosure and compliance systems and procedures.

        In performing all of these functions, the Audit Committee acted and continues to act only in an oversight capacity on behalf of the Board of Directors. Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's systems of internal controls. In its oversight role, the Audit Committee necessarily relies on the procedures, work and assurances of the Company's management. KPMG has audited the annual financial statements prepared by management, and expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with U.S. generally accepted accounting principles, and has audited the effective operation of, the Company's internal control over financial reporting, and has expressed an opinion on these based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.

        During 2007, management documented, tested and evaluated the Company's internal control over financial reporting pursuant to the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee was kept apprised of the Company's progress by management and KPMG at each regularly scheduled Audit Committee meeting. Management has provided the Audit Committee with a report on the effectiveness of the Company's internal control over financial reporting. The Audit Committee has reviewed management's assessment of the effectiveness of the Company's internal control over financial reporting and the report of KPMG thereon included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

        Based on the Audit Committee's reviews and discussions noted above, the Audit Committee members recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007. The Audit Committee also has recommended that KPMG be ratified as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008.

Audit Committee:

Jules Haimovitz, Chairman Peter S. Liebert Charles Woler

        The foregoing Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any prior or future Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Director Compensation

        The following table sets forth certain information relating to director compensation for each director that was not a named executive officer for the year ended December 31, 2007.

	Director Compensation in Fiscal 2007
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation	Total ($)
Andrew G. Bodnar, M.D., J.D.(2)	$7,538	$15,652	$—	$23,190
Andrew R.J. Bonfield(3)	$20,753	$—	$—	$20,753
Alexander J. Denner, Ph.D.(4)	$59,472	$66,542	$—	$126,014
Thomas F. Deuel, M.D.(5)	$12,500	$—	$—	$12,500
Vincent T. DeVita, Jr. M.D.(6)	$28,559	$15,652	$—	$44,211
John A. Fazio(7)	$26,928	$20,605	$—	$47,533
Jules Haimovitz(8)	$30,407	$—	$—	$30,407
Carl C. Icahn(9)	$47,713	$76,573	$—	$124,286
Peter S. Liebert, M.D.(10)	$34,817	$75,886	$—	$110,703
William R. Miller(11)	$53,753	$15,652	$—	$69,405
Richard Mulligan, Ph.D.(12)	$1,040,972	$76,573	$—	$1,117,545
David Sidransky, M.D.(13)	$47,976	$19,565	$—	$67,541
Charles Woler, M.D. Ph.D.(14)	$46,472	$76,573	$—	$123,045

(1)
Represents amounts recognized as compensation expense by the Company during 2007 in accordance with SFAS 123R. The assumptions used for both the stock option and RSU grants can be found in Note 11(d) of the Notes to the Consolidated Financial Statements as filed on Form 10-K for the year ended December 31, 2007.

(2)
From 2001 to 2006, Dr. Bodnar received an aggregate of 190,000 options, all of which were outstanding at December 31, 2007. Dr. Bodnar did not receive any options during 2007. Dr. Bodnar resigned from the Board of Directors on May 7, 2007.

(3)
Mr. Bonfield did not receive any options during 2007.

(4)
During 2006, Dr. Denner received an aggregate of 33,315 options, all of which were outstanding at December 31, 2007. Dr. Denner did not receive any options during 2007.

(5)
Dr. Deuel did not receive any options during 2007.

(6)
From 1997 to 2006, Dr. DeVita, Jr. received an aggregate of 270,000 options, of which 240,000 were outstanding at December 31, 2007. Dr. DeVita did not receive any options during 2007.

(7)
From 2003 to 2006, Mr. Fazio received an aggregate of 155,333 options, of which 125,333 were outstanding at December 31, 2007. Mr. Fazio did not receive any options during 2007. Mr. Fazio resigned from the Board of Directors on April 24, 2007.

(8)
Mr. Haimovitz did not receive any options during 2007.

(9)
During 2006, Mr. Icahn received an aggregate of 25,644 options, all of which were outstanding at December 31, 2007. Mr. Icahn did not receive any options during 2007.

(10)
During 2006, Dr. Liebert received an aggregate of 24,891 options, all of which were outstanding at December 31, 2007. Dr. Liebert did not receive any options during 2007.

(11)
From 1997 to 2006, Mr. Miller received an aggregate of 270,000 options, of which 140,000 were outstanding at December 31, 2007. Mr. Miller did not receive any options during 2007.

(12)
During 1998, 2003 and 2006, Dr. Mulligan received an aggregate of 135,644 options, of which 25,644 were outstanding at December 31, 2007. Dr. Mulligan did not receive any options during 2007. On July 3, 2007, the Company's Board of Directors approved a one-time payment of $1.0 million to Dr. Mulligan for his service on the Executive Committee.

(13)
From 2004 to 2006, Dr. Sidransky received an aggregate of 133,434 options, all of which were outstanding at December 31, 2007. Dr. Sidransky did not receive any options during 2007.

(14)
During 2006, Dr. Woler received an aggregate of 25,644 options, all of which were outstanding at December 31, 2007. Dr. Woler did not receive any options during 2007.

  Director Cash Compensation

        On June 7, 2007, the Board approved the following annual compensation guidelines for non-employee directors for the remainder of 2007:

        Chairman of the Board—$60,000

        Vice Chairman—$50,000

        Other Non-Employee Directors—$40,000

        Each non-employee director is reimbursed for his reasonable out-of-pocket expenses incurred in connection with his Board and Board committee activities.

        During 2007, the chairman of the Audit Committee was entitled to additional annual compensation at the rate of $20,000, or pro-rated portion thereof for the portion of the fiscal year served, for his services as committee chairman. The chairman of the Compensation Committee was entitled to additional annual compensation of $12,500, or a pro rated portion thereof for portions of the fiscal year served, as compensation for his services as committee chairman. Each chairman of the Nominating and Corporate Governance Committee, and Research and Development Oversight Committee was entitled to receive additional annual compensation of $10,000, or a pro rated portion thereof for portions of the fiscal year served, as compensation for his services as committee chairman. Each member of the Audit Committee (other than the chairman) was paid additional annual compensation of $5,000, or a pro rated portion thereof for portions of the fiscal year served. In addition, during 2007, each non-employee director received a fee of $1,500 for each in-person Board or committee meeting attended and $1,000 for each telephonic Board or committee meeting attended that exceeded 30 minutes in length.

        The Board has approved the foregoing compensation guidelines for 2008 service as well.

        On July 3, 2007, the Company's Board of Directors approved a one-time payment of $1,000,000 for Dr. Mulligan for his service on the Executive Committee.

  Director Stock Options

        On October 24, 2006, the Board determined that it would forego all equity grants (including option grants) for directors for one year, including one-time grants for joining the Board. Since then, the Board has not reinstated equity grants for directors. Starting at the beginning of 2006, newly joining directors were entitled to receive a 20,000 stock option grant. Prior to 2006, newly joining directors were entitled to receive a 50,000 stock option grant. Such options vest 25% annually over the four-year period commencing with the date of grant, subject to such individual's continued service on the Board on the scheduled date of vesting, and have an exercise price equal to the fair market value of the common stock on the date of grant. From time to time, non-employee directors of the Company may be granted additional options or other stock-based awards in consideration for providing services on the Board.

        With respect to 2007 service, no option grants were provided to non-employee directors of the Company. Historically, newly joining directors are granted a pro rata portion of such an annual stock option grant on the quarterly vesting schedule applicable to the corresponding annual grant to the Board. Such annual option grants vest quarterly within the year, subject to the individual's continued service on the Board on the scheduled date of vesting and have an exercise price equal to the fair market value of the common stock on the date of grant. However, in the event a non-employee director leaves the Board, his annual share option grant vests daily for the quarterly period in which his service as a director ended.

 INFORMATION CONCERNING EXECUTIVE OFFICERS

        Biographical information concerning the Company's executive officers, including certain former executive officers, is set forth below.

Current Executive Officers

        John H. Johnson, 50, has served as the Company's Chief Executive Officer since August 27, 2007 and as a director of the Company since September 2007. Prior to joining the Company, he served as Company Group Chairman of Johnson & Johnson's Worldwide Biopharmaceuticals unit from April 2005 until August 2007. In this executive role, Mr. Johnson was responsible for the Johnson & Johnson Biotechnology, Immunology and Oncology commercial businesses, including Centocor, Inc., Ortho Biotech Products, L.P. and the Worldwide Strategic Marketing group. From March 2003 until April 2005, he served as President of Ortho Biotech Products, L.P., which included responsibility for Ortho Biotech Canada starting in 2004. From 2002 until March 2003, he served as Worldwide Vice President, CNS/Psychiatry, for Johnson & Johnson Pharmaceuticals Group Strategic Marketing. From 2000 until 2001, he left Johnson & Johnson to assume the position of President and Chief Executive Officer for Parkstone Medical Information Systems. Prior to working at Parkstone Medical Information Systems, Mr. Johnson had worked at Johnson & Johnson starting in 1988 advancing through positions of increasing responsibility with Ortho-McNeil. Prior to joining Johnson & Johnson, he worked at Pfizer from 1983 to 1988 where he held positions of increasing responsibility in Sales and Sales Management. Mr. Johnson received a B.S. degree from East Stroudsburg University of Pennsylvania.

        Kenneth J. Zuerblis, 49, has served as the Company's Chief Financial Officer since March 31, 2008. In this capacity, Mr. Zuerblis is responsible for finance, internal audit, corporate communications and information technology. Prior to joining the Company, Mr. Zuerblis worked at Enzon Pharmaceuticals, Inc., a biopharmaceutical company focused on the treatment of cancer and other life-threatening conditions, from 1991 until 2005, and was the chief financial officer starting in 1994. Prior to joining Enzon Pharmaceuticals, Inc., Mr. Zuerblis was at KPMG LLP where he held positions of increasing responsibility over a ten-year period, serving in various advisory roles, including strategic business, tax, audit, and debt and equity financings. Mr. Zuerblis is a certified public accountant and has a degree in accounting from Seton Hall University.

        Peter R. Borzilleri, 52, has served as the Company's Vice President, Finance since March 31, 2008 and Chief Compliance Officer since August 2, 2007. In this capacity, Mr. Borzilleri is responsible for assisting Mr. Zuerblis in overseeing finance. Mr. Borzilleri had previously served as Interim Vice President, Finance and Principal Financial Officer from September 4, 2007 until March 31, 2008. Prior to that position, Mr. Borzilleri had served as the Company's Vice President, Internal Audit since joining the Company in 2002. Before joining the Company, Mr. Borzilleri held several senior financial and administrative management positions with various international, publicly-traded companies. From 2001 to 2002, he was Vice President, Assistant Corporate Controller for Automatic Data Processing, Inc. From 1999 to 2001, Mr. Borzilleri served as Vice President, Corporate Controller and Chief Accounting Officer for United Rentals, Inc. From 1994 to 1999, he was Vice President, Group Controller for Mannesmann Corp., a German industrial company. Prior to that, Mr. Borzilleri was with the Volvo North America Group for nine years, with most of his tenure as the top financial and administrative executive of their U.S. marine and industrial engine business, Volvo Penta North America. He started his career in public accounting with Deloitte & Touche LLP, where he spent seven years in their audit group. Mr. Borzilleri is a Certified Public Accountant and holds a B.S. in Accounting from the State University of New York at Oswego.

        Richard Crowley, 51, has served as Senior Vice President, Biopharmaceutical Operations since February 2006. In this role, Mr. Crowley oversees the Company's biologics manufacturing operations, which include the manufacturing, process development, engineering and facilities, quality control and quality assurance departments. Mr. Crowley joined the Company in January 2000 as Assistant Vice

President, Manufacturing and was promoted to Vice President, Manufacturing and General Manager in June 2001. Prior to joining the Company, Mr. Crowley served in a variety of positions at BASF, Genencor International, Eastman Kodak and Monsanto. Most recently, he served as Director of Biologics Manufacturing at BASF Bioresearch Corp., where he was responsible for the construction and operation of a multi-product biopharmaceutical GMP clinical pilot/production facility. Mr. Crowley received a B.S. in Chemistry from Denison University and an M.S.E. in Chemical Engineering from the University of Pennsylvania.

        Joseph I. DePinto, 41, has served as Vice President, Commercial Operations since July 14, 2008, and he assumed responsibility for the Company's Commercial Operations department on August 1, 2008. In this role, Mr. DePinto oversees ERBITUX Marketing, New Product Marketing, Sales and the Commercial Business Analytics departments. Prior to joining the Company, Mr. DePinto worked at Johnson & Johnson Pharmaceutical Services Inc., where he served as Global Marketing Leader, Oncology Therapeutics since 2006. In this role, he was responsible for leading the development and execution of worldwide commercial strategies, market analyses and forecasts. Previously, Mr. DePinto was with Ortho Biotech Products for 12 years where he took on management positions of increasing responsibility in oncology sales and marketing and most recently served as Vice President, Oncology Sales. Prior to joining Ortho Biotech Products, he held field sales positions at Upjohn Pharmaceuticals from 1990 to 1994. Mr. DePinto has a B.S. degree in Marketing and an M.B.A. in Pharmaceutical Chemical Studies from Farleigh Dickinson University.

        Bernhard Ehmer, 53, has served as the Company's Senior Vice President and Managing Director of International Operations since May 30, 2008. From April 2007 to May 2008, Dr. Ehmer served as President and Chief Executive Officer of Fresenius Biotech, a company that is focused on the development and commercialization of biopharmaceuticals in the fields of oncology and transplantation medicine. Prior to joining Fresenius Biotech, Dr. Ehmer served as Managing Director and Chief Executive Officer of Biopheresis Technologies from May 2006 to April 2007. Biopheresis is focused on the development and commercialization of the company's patented system for immunological cancer treatment. Prior to joining Biopheresis, Dr. Ehmer was with Merck KGaA for eight years, joining the company in 1998 and taking on positions of increasing responsibility throughout his tenure, including Head of Clinical R&D Operations, Vice President and Head of Business Area Oncology and, most recently, Vice President and Head of Corporate Strategic Planning and Alliance Management. While at Merck KGaA, he was a key contributor to the clinical development of ERBITUX, including Phase 3 trials in the drug's currently approved indications of colorectal cancer and head and neck cancer, as well as non-small cell lung cancer, and the regulatory approval of ERBITUX outside North America. Dr. Ehmer has a medical degree from the University of Munich and Heidelberg and performed his residency in Internal Medicine at the Academic Teaching Hospital at the University from 1983 to 1986. Dr. Ehmer is the author or co-author of approximately 60 scientific publications.

        Gregory T. Mayes, 39, has served as the Company's Vice President, Interim General Counsel and Acting Secretary since February 1, 2008. He joined the Company in January 2005 as Assistant Vice President, Legal and was promoted to Vice President, Associate General Counsel and Chief Compliance Officer in November 2006 and Vice President and Deputy General Counsel in August 2007. Prior to joining ImClone in 2005, Mr. Mayes served as Senior Counsel at AstraZeneca Pharmaceuticals, LP, where he provided a wide range of legal support to the AstraZeneca Oncology breast cancer and prostate cancer product portfolio. Prior to AstraZeneca, Mr. Mayes worked in private practice at Morgan Lewis LLP and at Klehr, Harrison, Harvey, Branzburg & Ellers LLP located in Philadelphia, Pennsylvania. He is a member of the New Jersey Bar. Mr. Mayes is a 1991 cum laude graduate of Syracuse University, with B.S. Degrees in advertising and political science. He earned his law degree from the Temple University School of Law in 1995 where he graduated magna cum laude and was the Articles Editor of the Temple Law Review.

        Eric K. Rowinsky, M.D., 51, has served as the Company's Chief Medical Officer since February 2005. Dr. Rowinsky has been an Executive Vice President since December 2007, and prior to that was a Senior Vice President from February 2005 until December 2007. Dr. Rowinsky was also a Clinical Professor of Medicine (Division of Medical Oncology) at the University of Texas Health Science Center, San Antonio, Texas from 1996 to 2006. More recently, Dr. Rowinsky held the position of Director of the Institute of Drug Development at the Cancer Therapy and Research Center's Institute for Drug Development (IDD) from 2002 to 2004 and was the Director of Clinical Research at the IDD from 1996 to 2002. In addition, he held the SBC Endowed Chair for Early Drug Development at the IDD. Dr. Rowinsky also served as an Associate Professor of Oncology at Johns Hopkins University until 1996. Dr. Rowinsky's research and clinical interests include preclinical, translational, and early clinical and pharmacological studies of novel anticancer drugs, as well as discerning and evaluating developmental and regulatory strategies. He is the Editor-in-Chief of Investigational New Drugs, and an Associate Editor of Cancer Research, Clinical Cancer Research, Annals of Oncology, and several other oncology journals. He served on the Board of Scientific Counselors of the National Cancer Institute from 2004 to 2007. Dr. Rowinsky is also on the Board of Directors of Adventrx Pharmaceuticals, Inc. Dr. Rowinsky received a B.A. degree from New York University and an M.D. degree from the Vanderbilt University School of Medicine. Following his residency in internal medicine, he completed fellowship training in medical oncology at the Johns Hopkins University School of Medicine.

        Larry Witte, Ph.D., 63, has served as the Company's Senior Vice President, Research since July 2007. Dr. Witte also serves as an Adjunct Professor of Anatomy and Cell Biology at Columbia University's College of Physicians and Surgeons, New York, NY. Dr. Witte previously worked for the Company from 1990 until December 2005 as a Vice President, Research. Prior to rejoining the Company he was Chief Scientific Officer at Cylene Pharmaceuticals Inc., San Diego, CA, from January 2006 to July 2006, where Dr. Witte was responsible for research and development. He has over 100 peer-reviewed publications and is a member of the American Association for the Advancement of Science, American Society of Hematology, American Association for Cancer Research, and the American Society of Cancer Oncology. Dr. Witte earned his B.S. and his Ph.D. from Iowa State University. He then completed a post-doctoral program in Cell Biology at Columbia University's College of Physicians and Surgeons under Dr. DeWitt Goodman and completed a research fellowship at the Mayo Clinic, Rochester, MN. Dr. Witte then returned to Columbia University's College of Physicians and Surgeons where he held a dual faculty appointment in the Department of Medicine and the Department of Anatomy and Cell Biology.

Information Concerning Former Executive Officers

        Michael P. Bailey resigned from the Company effective August 1, 2008. Prior to his resignation, he served as the Company's Senior Vice President of Commercial Operations since August 2006. Mr. Bailey joined ImClone in 1999 as Director of Marketing and served as Vice President of Marketing since 2003.

        Lisa Cammy resigned from the Company effective June 1, 2007. Prior to her resignation, she served as Vice President, Human Resources since June 2004.

        Daniel J. O'Connor resigned from the Company effective February 19, 2008. Prior to his resignation, Mr. O'Connor had served as the Company's Senior Vice President, General Counsel and Secretary since April 26, 2007, and prior to that date he served as Interim General Counsel and Secretary since September 2006, and in December 2006, was promoted to Senior Vice President of the Company.

        Ana I. Stancic resigned from the Company effective September 28, 2007. Prior to her resignation she served as Senior Vice President, Finance since September 2006, having joined the Company as Vice President, Controller and Chief Accounting Officer on February 4, 2004, and having been named Vice President, Finance and Chief Accounting Officer in July 2006.

Family Relationships

        There are no family relationships between our directors and executive officers.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

  Executive Compensation Philosophy

        The Company's general executive compensation philosophy is based on the premise that compensation should relate to both the Company's and the executive officer's performance, and should be set at levels that support the Company's business strategies and long-term objectives while being closely aligned with the stockholders' interests. Recruitment and retention of leadership to manage the Company requires a competitive compensation package. The Compensation Committee of the Company's Board of Directors (the "Compensation Committee") believes that the appropriate elements of the executive compensation package are base salary, an annual cash bonus and long-term equity incentive compensation.

        It should be noted that in 2007, the Company appointed new individuals to the following executive positions:

  •
  Chief Executive Officer

  •
  Senior Vice President, Research

  •
  Vice President, Business Development

  •
  Vice President, Human Resources and

  •
  Interim Vice President, Finance

        In addition, the composition of the Compensation Committee changed with the departure of William R. Miller and the additions of Thomas F. Deuel, Jules Haimovitz and Carl C. Icahn in August 2007.

  Corporate and Individual Goals

        The Company's management collectively formulated goals for 2007, which were then approved by the Company's Board of Directors and/or Compensation Committee. The Company's 2007 corporate goals and objectives were to:

  •
  maximize ERBITUX® revenues, by
  •
  achieving a specified dollar amount in U.S. sales;

  •
  expanding the Company's sales force to sixty-five field sales representatives;

  •
  developing a filing strategy for certain additional ERBITUX-related sBLA filings;

  •
  commencing Phase II trials in new tumor types; and

  •
  completing an agreement with BMS to require BMS to further invest in the clinical development and commercialization of ERBITUX;

  •
  move product candidates (11F8, 1121B, A12, 18F1, 3G3) into the next stage of clinical development;

  •
  hire a Chief Executive Officer;

  •
  aggressively pursue out-licensing opportunities related to ERBITUX and our pipeline candidates as well as in-licensing opportunities of late stage product candidates on favorable terms;

  •
  develop and implement a comprehensive strategy to optimize our BB50 manufacturing facility while maintaining our ability to meet long term commercial and clinical product supply forecasts;

  •
  continue researching and pursuing innovative targets and prepare to deliver an IND for product candidate EB10 (Flt 3);

  •
  reorganize research activities through establishment of new departments based on relevant functional areas;

  •
  establish at least one new broad area of biological research within the Company and initiate a program to develop antibodies directed to key targets which define that research area;

  •
  make a decision about the future location of research activities of the Company and develop a plan for implementing this decision;

  •
  win or settle on favorable terms all intellectual property litigations; and

  •
  file at least twenty new patent applications in 2007.

        The achievement of these corporate goals and objectives was assessed at the end of the year by the Compensation Committee with input from the executive officers of the Company. We achieved certain goals, such as (i) expanding the sales force to sixty-five field sales representatives, (ii) completing an amendment to the agreement with BMS, (iii) commencing Phase II trials in new tumor types, (iv) moving product candidates into the next stage of clinical development, (v) hiring a Chief Executive Officer, (vi) aggressively pursuing licensing opportunities, (vii) developing and implementing a strategy for our BB50 manufacturing facility, (viii) preparing to deliver an IND for EB10 (Flt 3), (ix) reorganizing research activities, and (x) establishing a new broad area of biological research. However, we did not achieve other goals such as (a) achieving a specified dollar amount in U.S. sales, (b) making a decision about the future location of research activities, (c) settling all intellectual property litigations, although it should be noted that the Company settled two of the three largest intellectual property litigations, and (d) filing at least twenty new patent applications.

        In addition to the corporate goals, each executive officer also established individual goals in consultation with the Chief Executive Officer. Individuals goals were approved by the Compensation Committee for Michael Bailey, Senior Vice President, Commercial Operations; Peter Borzilleri, Interim Vice President, Finance; Richard Crowley, Senior Vice President, Biopharmaceutical Operations; Daniel J. O'Connor, Senior Vice President and General Counsel; Eric K. Rowinsky, Executive Vice President and Chief Medical Officer; and Larry Witte, Senior Vice President, Research. No goals were common to all of the executive officers, although the goals for Messrs. Bailey, Crowley and Dr. Rowinsky significantly overlapped with the corporate goals. For instance, all three shared the goal to maximize ERBITUX revenues, including achieving a specified dollar amount in U.S. sales. In addition, the goals for Dr. Witte overlapped with the corporate goals that related to the Company's research. The remaining goals for each executive officer were specific to such officer's job and were dependent on a combination of objective and subjective criteria. For example, Mr. Borzilleri had goals specific to the Finance Department such as "ensure timely and accurate periodic closings and external financial reporting", Dr. Witte had goals specific to the Research Department such as "restructure the organization of the Research Department", while Dr. Rowinsky also had goals relating to the launching of specified clinical trials for our other pipeline candidates and developing regulatory strategies relating to the use of ERBITUX in additional indications.

        The Board of Directors and the Compensation Committee approved the corporate goals and the individual goals for executive officers for 2007. As part of the year-end review process, each executive officer evaluated his or her performance against the individual goals. Our Chief Executive Officer, John Johnson, with input from the Vice President, Human Resources, then appraised the performance of each executive officer by reviewing his or her individual goals and self-evaluation. After completing the review, Mr. Johnson provided a performance assessment of each executive officer against the individual goals and assigned performance ratings, in accordance with performance ratings that are assigned to all employees of the Company, of Clearly Outstanding, Exceeds Expectations, Meets Expectations, or Below Expectations.

        The executive officers all received ratings of either Exceeds Expectations or Meets Expectations, which are overwhelmingly the most common ratings given to employees of all levels throughout the Company. Based upon his review and ratings, Mr. Johnson then provided his recommendations for each executive officer to the Compensation Committee for salary increase, bonus and restricted stock unit ("RSU") award. All of the recommendations were within company guidelines for salary increases, bonuses and RSU awards that had been approved by the Compensation Committee for all employees. These company guidelines provide for (i) ranges of salary increases for all employees from nothing for employees rated at Below Expectations to 7% or more of base salary for employees rated at Clearly Outstanding, and with most employees receiving a salary increase between 2% and 6% of base salary, (ii) ranges of bonuses depending upon level, with Vice Presidents receiving approximately 32% for Meets Expectations and 37% for Exceeds Expectations and Senior Vice Presidents receiving approximately 38% for Meets Expectations and 43% for Exceeds Expectations, and (iii) ranges of RSU awards depending upon level, with Vice Presidents receiving 2,720 RSUs for Meets Expectations and 4,080 RSUs for Exceeds Expectations and Senior Vice Presidents receiving 6,000 RSUs for Meets Expectations and 8,000 RSUs for Exceeds Expectations. In addition, employees may receive salary increases for promotions and/or salary adjustments for below market salaries that range from 4% to 10% for employees up to the level of Vice President if required based upon internal and external benchmarking against similar positions. Salary increases for promotions and/or salary adjustments for below market salaries for Vice Presidents and above are agreed upon by the Human Resources Department, the relevant executive officer, the Chief Executive Officer, and the Board of Directors or Compensation Committee, as needed. The recommendations for salary adjustments for below market salaries for Drs. Rowinsky and Witte and Messrs. Bailey and Crowley generally were more than the amounts designated for all other employees in the approved guidelines because we benchmarked the base salaries and total compensation for the executive officers against comparable companies in our industry and determined that, in some instances, our base salaries were significantly lower, and in nearly all instances our total compensation was lower.

        The Compensation Committee discussed the performance of each executive officer in an executive session and considered such performance, as well as the approved guidelines before approving final compensation. For each new executive officer appointed in 2007, any bonus and RSU awards were prorated. Executive officers appointed after September 30, 2007 received no bonus or RSU awards. The Compensation Committee met with the Chief Executive Officer and the Vice President, Human Resources to discuss each executive officer except when the Compensation Committee discussed the Chief Executive Officer or the Vice President, Human Resources. The Chief Executive Officer was present for the discussion of the Vice President, Human Resources. No executive officer was present for the discussion of the Chief Executive Officer.

        For 2007, salaries for all Senior Vice Presidents were set at $325,000, which the Compensation Committee viewed as fair compensation for that level, except for Dr. Rowinsky, who received a base salary of $415,000. In establishing base salaries for 2008, bonuses and RSU awards for the executive officers, the Compensation Committee considered the executive's annual review, awards given to the executive in past years, progress toward or attainment of the Company's corporate goals and objectives including performance, stockholder return and such other factors as the Compensation Committee deemed appropriate and in the best interests of the Company and its stockholders. The Compensation Committee followed the recommendations provided by Mr. Johnson for 2008 salary increases and 2007 bonuses for the executive officers. However, the Compensation Committee decided not to follow the recommendations for the RSU awards. Instead, the Compensation Committee decided to reduce the amount of each RSU award for the executive officers by approximately 25% to reflect that some of the corporate goals were not met. The actual compensation approved by the Compensation Committee for each executive officer was within company guidelines that had been approved for all employees for salary increases and bonuses, but was below the company guidelines for RSU awards. It should be noted that Drs. Rowinsky and Witte and Messrs. Bailey and Crowley received additional salary adjustments because their total compensation was below market. In addition, during 2008 the Compensation Committee, on its own initiative, decided to award 20,000 RSUs to Dr. Rowinsky, all of which vest on the three year anniversary of the grant date, and 10,000 RSUs to Mr. Crowley, all of which vest on the three year anniversary of the grant date, in order to provide an added incentive for these two key executive officers to remain with the Company over the next three years.

        The Compensation Committee periodically considers the appropriate combination of cash and stock equity-based compensation and weighs the competitiveness of the Company's overall compensation arrangements in relation to comparable biopharmaceutical companies. In 2007, the Company's Human Resources Department retained ORC Worldwide, a compensation consultant, to assist with structuring the Company's various compensation programs and determining appropriate levels of base salary, bonus and other compensatory awards payable to the Company's executive officers and other key employees. ORC Worldwide provided comprehensive benchmarking of base salary, bonus and annual RSU awards for each executive officer position. ORC Worldwide benchmarked the Company using a variety of surveys, including the ORC Executive Compensation Survey, the Mercer Executive Compensation Survey, the Watson Wyatt Executive Compensation Survey, and data drawn from the salary.com online proxy analysis tool. Furthermore, ORC Worldwide weighted data subsets from each of these surveys in order to provide analytical information for companies of appropriate size, product content or organizational activity. The proxy analysis emphasized appropriate industries, including the pharmaceutical and biotechnology industries, to provide a more precise measurement of the competitive market. ORC Worldwide concluded that: (i) most executive officers at the Company are compensated in base salary at less than the competitive market, (ii) with the exception of the Chief Executive Officer and Vice President, Project Management, all executive officer positions have a target bonus percentage that is significantly below the competitive market, and (iii) the Company's overall RSU grant values appear to be significantly below the competitive market. ORC Worldwide further concluded that the overall package for most executive officer positions at the Company is significantly below the competitive market. Our analysis of executive compensation does not provide for a percentage comparison against the competitive market.

        Section 162(m) of the Code imposes a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to its Chief Executive Officer and four most highly compensated other executive officers. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. In fiscal year 2004, the Company's stockholders approved an annual incentive plan for executive officers of the Company that satisfies the requirement of Code Section 162(m). It is the general policy of the Company to have its executive compensation plan qualify to be treated as deductible compensation whenever, in the judgment of the Compensation Committee, it would be consistent with the objectives of the annual incentive plan and the best interests of the Company and its stockholders. At other times, the Company reserves the right to provide compensation to its employees that is not fully deductible.

         Base Salary.    The Compensation Committee reviews the history of, and recommendations for, the compensation of the Company's executive officers, including cash and equity-based components. The

Compensation Committee believes that the base salaries are appropriate as base compensation to compensate the Company's executive officers for the functions they perform and other considerations. Base salaries are reviewed annually by the Compensation Committee and may be adjusted in accordance with factors such as individual performance, the functions performed by the executive officer, and changes in the compensation peer group in which the Company competes for executive talent. The weight given such factors by the Compensation Committee may vary from executive to executive. For 2007, salaries for all Senior Vice Presidents were set at $325,000, which the Compensation Committee viewed as fair compensation for that level, except for Dr. Rowinsky, who received a base salary of $415,000. In December, 2007, prior to the year-end review process for 2008, the Compensation Committee approved an increase in salary of $50,000, for a total salary of $375,000, for Mr. Crowley, and a promotion to Executive Vice President and an increase in salary of $85,000, for a total salary of $500,000, for Dr. Rowinsky. These amounts were higher than for other executive officers because Mr. Crowley and Dr. Rowinsky were identified as key employees that the Company wanted to retain, and the increase in salary was an effort to position their total compensation more competitively against externally benchmarked talent. The salary increases place the total compensation for Mr. Crowley just under the median for comparable positions and Dr. Rowinsky significantly above the median for comparable positions. Mr. Crowley and Dr. Rowinsky did not receive additional increases in their base salaries as part of the year-end process. At year-end, the remaining officers received increases in their base salaries of various amounts based upon internal and external benchmarking against similar positions, with such salary increases being agreed upon by the Human Resources Department, the relevant executive officer, the Chief Executive Officer and the Board of Directors, as needed.

         Annual Bonus Compensation.    The Compensation Committee's policy of awarding annual cash bonuses is designed to specifically relate executive pay to Company and individual performance. Bonuses provide financial rewards for the achievement of substantive individual and Company objectives. As discussed above, the Compensation Committee sets target amounts for bonuses based upon grade level and performance rating. The target amounts are a percentage of base salary. These target amounts are part of the approved guidelines and are significantly below the competitive market based upon data from ORC Worldwide. All of the bonuses for the executive officers were within the approved guidelines for all employees.

         Equity Compensation.    The Company grants share-based compensation to help retain employees since equity awards generally have multi-year vesting periods as well as to align employees' interests with stockholders' interests. Stock options have value to an employee only if the Company's stock price increases above the employee's option exercise price and the employee remains employed by the Company for the period required to exercise the stock options. Stock options and RSUs provide an incentive to improve the Company's performance and an incentive to remain employed by the Company. Share-based compensation directly links a portion of an employee's compensation to stockholders' interests by providing an incentive to maximize stockholder value. The Company's stock incentive programs are broad-based, and the substantial majority of its full-time employees received RSU grants in 2007. With respect to the executive officers, the Compensation Committee decided not to follow the recommendations provided by Mr. Johnson for the RSU awards. Instead, the Compensation Committee decided to reduce the amount of each RSU award for the executive officers by approximately 25% to reflect that some of the corporate goals were not met. In addition, during 2008 the Compensation Committee decided to award 20,000 RSUs to Dr. Rowinsky, all of which vest on the three year anniversary of the grant date, and 10,000 RSUs to Mr. Crowley, all of which vest on the three year anniversary of the grant date, in order to provide an added incentive for these two key executive officers to remain with the Company over the next three years.

         Equity Compensation Plans.    On September 20, 2006, the shareholders approved and the Company adopted the 2006 Stock Incentive Plan (the "06 Plan"). Under the 06 Plan, the Company has the ability to grant (i) stock options; (ii) stock appreciation rights; (iii) restricted stock awards; (iv) RSU awards; (v) performance awards; and (vi) other share-based awards. The aggregate number of shares of common stock that may be granted or used for reference purposes under the 06 Plan is limited to 5,500,000 shares plus common stock available for grant under prior plans. Any shares of common stock that are subject to awards other than stock options or stock appreciation rights will be counted against this limit as two shares for every share granted. As of December 31, 2007, the number of remaining shares authorized and available for grant under the plans discussed above was approximately 6,370,585. Any common stock referenced in a stock-based award which is cancelled, forfeited or expires, whether such award was granted under the 06 Plan or prior plans, shall again become available for grant under the 06 Plan.

        In general, equity grants that executive officers receive when they begin employment or are promoted at the Company are exercisable 25% each year, vesting on each of the first four anniversaries of the date of grant. Beginning in 2005, subsequent equity compensation grants generally are exercisable 33 1/3% each year, vesting on each of the first three anniversaries of the date of grant. Equity compensation grants are typically made in the first quarter of the year at a price that is equal to the closing market price of the Company's common stock on the date of grant. From time to time, the Company grants stock options to executive officers that have different vesting schedules.

        While the Company continues to grant stock options to new hires and in connection with promotions, in February 2007 and 2008, the Company awarded RSU under the 06 Plan to its executive officers in lieu of stock options for the equity portion of their annual compensation. In light of the historic volatility of the market price of the Company's common stock and the Company's desire to provide an attractive mechanism to retain employees, the Compensation Committee concluded that use of RSU awards is more efficient in delivering value to employees at the conclusion of the vesting period than stock option awards.

        For 2007, the Compensation Committee determined that a fixed number of RSUs should be given to employees based upon grade level and performance rating. The Company does not have any guidelines regarding annual size of equity awards relative to total outstanding shares.

        In November 2007, the Board of Directors decided that all equity grants that are issued going forward from that date would not be subject to the change in control provision in the 06 Plan, which generally provides that option awards will be fully vested and immediately exercisable and restrictions on RSU awards will lapse upon (i) the occurrence of a change-in-control, unless the Compensation Committee concludes that such awards will continued following such change-in-control, or (ii) the termination of the participant without cause or resignation for good reason within 18 months of such change-in-control. However, the Compensation Committee may, in its discretion, issue discrete equity grants that are subject to the change in control provision in the 06 Plan.

         Retention Plan.    Following discussions with its compensation consultant at the time, in January 2006 the Compensation Committee approved and the Company adopted a 2006-2008 Retention Plan (the "Retention Plan"), effective as of January 1, 2006, for performance periods commencing on January 1, 2006 and ending December 31, 2007 and December 31, 2008 (each, a "Performance Period"). At the same time, the Compensation Committee approved the share performance criteria that will be used to determine cash bonus awards under the Retention Plan, and the terms of the individual awards to eligible employees under the Retention Plan for each of the two Performance Periods. In general, the target dollar amounts for eligible employees are the same for the two Performance Periods.

        The purpose of the Retention Plan was to create long-term incentive awards covering the 2006-2008 period, at levels the Compensation Committee thought appropriate, for executives and other employees in light of the limited number of shares remaining available for grant under the 2002 Stock Option Plan. Since the Compensation Committee's current preference is to make equity awards, the Compensation Committee does not expect to make any additional awards under the Retention Plan or to adopt any similar multi-year non-equity compensation plans in the near future.

        Based upon the grant date stock price (which was $32.99), each participant in the Retention Plan will have the opportunity to earn cash in the amount of (i) 150% of the target award opportunity if the average share price for the thirty-day period ending on the last day of a performance period is at least 150% of the grant date stock price, (ii) 100% of the target award opportunity if such average share price with respect to a performance period is 100% of the grant date stock price, or (iii) zero if such average share price with respect to a performance period is less than the grant date stock price. Linear interpolation will be used to calculate the percentage of the target award opportunity earned for performance above the grant date stock price, up to a maximum of 150% of the target award opportunity. In order for Retention Plan participants to receive their target awards for the January 1, 2006 through December 31, 2007 and January 1, 2006 through December 31, 2008 performance periods, the average share price for the thirty-day periods ending December 31, 2007 and December 31, 2008 will have to be at least $32.99. In order for Retention Plan participants to receive their maximum awards for the January 1, 2006 through December 31, 2007 and January 1, 2006 through December 31, 2008 performance periods, the average share price for the thirty-day periods ending December 31, 2007 and December 31, 2008 will have to be at least $49.48.

         Change-in-Control Plan.    The Board adopted a Change-in-Control Plan effective September 1, 2004, as amended February 16, 2006. The stated purpose of the plan was to maintain the focus of certain key employees of the Company on the business, mitigate the distractions that could be caused if the Company were to become the target of an acquisition strategy, and provide certain benefits to the covered employees if a change-in-control of the Company (as such term is defined in the plan, a "Change-in-Control") occurs and/or the employee's employment is terminated in connection with such change-in-control. Participants in the Change-in-Control Plan are selected by the Compensation Committee. Currently, Dr. Rowinsky and Mr. Crowley participate in the Change-in-Control Plan, all of whom are tier 2 participants. In addition, Ms. Stancic and Mr. Bailey participated in the Change-in-Control Plan as tier 2 participants until their resignation. It was intended that executive officers would be put into different tiers based upon their title and grade. For instance, the Chief Executive Officer would be tier 1, executive vice presidents and senior vice presidents would be tier 2, certain vice presidents would be tier 3 and other vice presidents would be tier 4. However, generally the Compensation Committee decided that the officers should be tier 2 or tier 3 participants. The structure of the tiers was developed to be consistent with competitive practice, which the Compensation Committee determined to be reasonable based on the analysis prepared by its outside compensation consultants at the time. However, since October 2006, new executive officers have not been added to the Change-in-Control Plan because the Compensation Committee has concluded that the Change-in-Control Plan benefits are overly generous.

        In the event of a Change-in-Control, all equity-based compensation awards held by the plan participants will vest in full (unless the Compensation Committee determines that the participants' awards will be substituted for equity awards in the surviving entity of equivalent economic value) and any deferred compensation of participants will become non-forfeitable. In addition, if a participant in the Change-in-Control Plan is terminated in connection with a change-in-control by the Company without "cause" or by the participant for "good reason" (as such terms are defined in the plan), the Company will pay to the participant a cash payment equal to the participant's earned but unpaid base salary and bonus, unreimbursed expenses, any other accrued obligations, a pro rata bonus based on target bonus for the year of termination, and a multiple of base salary and bonus (with the multiplier ranging from 0.5 to three based on the tier assigned to the participant under the plan, with tier 2 participants receiving a multiplier of 2 and tier 3 participants receiving a multiplier of 1).

        In connection with a termination described in the preceding sentence, if the participant signs a waiver and release of claims against the Company and its affiliates, each participant will vest in full in all long-term incentive arrangements he or she has with the Company and be entitled to continued health coverage for six to 18 months (based on the participant's plan tier) and outplacement services for six months. These benefits are reduced by any other severance amounts for which the participants are eligible under any other arrangement of the Company or its subsidiaries. As a condition to receipt of these benefits, each participant agrees to be bound by non-competition, non-solicitation, confidentiality, return of Company property, and cooperation covenants contained in the plan. The non-competition and non-solicitation covenants have a term of twelve months after the termination date for tier 1, tier 2 and tier 3 participants, and six months after the termination date for tier 4 participants. In addition, the confidentiality covenant has no time limit as long as a participant has trade secret, proprietary or confidential information.

        The plan permits alternative treatment of excise taxes imposed on participants pursuant to Section 4999 of the Code. Dr. Rowinsky and Mr. Crowley are eligible to receive a full gross-up payment by the Company, subject to the Plan's limitations.

        The Change in Control Plan defines "cause" as the occurrence of (i) an indictment of the participant involving a felony or a misdemeanor involving moral turpitude, (ii) willful misconduct or gross negligence by the participant resulting, in either case, in harm to the Company, (iii) failure by the participant to carry out the directions of the Board or the participant's immediate supervisor, as the case may be, or (iv) fraud, embezzlement, theft or dishonesty against the Company or a material violation of a policy or procedure of the Company, resulting, in any case, in harm to the Company.

        The Change in Control Plan defines resignation for "good reason" as the occurrence of any of the following within the 60-day period preceding the date of termination: (i) a material adverse diminution of the participant's titles, authority, duties or responsibilities, or the assignment to the participant of titles, authority, duties or responsibilities that are materially inconsistent with his or her titles, authority, duties and/or responsibilities in a manner materially adverse to the participant, (ii) a reduction in the participant's base salary, annual target bonus, or maximum bonus without the participant's prior written consent (other than any reduction applicable to employees generally), (iii) an actual change in the participant's principal work location by more than 75 miles and more than 75 miles from the participant's principal place of abode as of the date of such change in job location without the participant's prior written consent, or (iv) a failure of the Company to obtain the assumption in writing of its obligation under the Change-in-Control Plan by any successor to all or substantially all of the assets of the Company within 45 days after a merger, consolidation, sale or similar transaction that qualifies as a Change in Control.

         Severance Plans.    To enhance the predictability of treatment for executives at the level of Vice President and above whose employment with the Company is terminated by the Company without cause, the Compensation Committee approved and adopted a Senior Executive Severance Plan, effective in 2004, and continues to believe that it generally provides adequate protection for its participants. Under this plan, each covered employee is eligible to receive a severance payment from the Company (varying between six and twelve months of the employee's base salary depending on title and length of service) upon any involuntary termination of his or her employment by the Company without cause. In addition, following discussions with its then compensation consultant, the Compensation Committee determined that additional protection on termination was desirable for certain Vice Presidents and that such termination protection was also needed for selected other employees. Accordingly, in February 2006, the Compensation Committee adopted a Transition

Severance Plan (the "Transition Plan") for such employees. The Transition Plan was adopted in order to retain certain key employees at a time when the Company was evaluating strategic alternatives to maximize shareholder value, including a merger, sale or strategic alliance and provided for twelve months of base salary for all participants following either termination by the Company other than for cause or resignation by the employee following a change-in-control for good reason. The Company announced in August 2006 that it was no longer pursing such strategic alternatives, so the Transition Plan by its terms expired in August 2007.

         Perquisites and Other.    In 2004, the Compensation Committee eliminated personal-benefit perquisites such as golf club memberships and car allowances for executive officers. There are no outstanding loans of any kind to any executive officer, and federal law prohibits any new company loans to executive officers. The Company expects its executive officers to be role models under, and to comply with, its Code of Business Conduct and Ethics, which is applicable to all employees. In addition, the Company has adopted an additional code of ethics for its Chief Executive and Senior Financial Officers. Copies of both codes are posted in the Corporate Governance section of the Company's website www.imclone.com (under the "Investor Relations" tab).

  Chief Executive Officer Compensation

        The Compensation Committee follows the same philosophy of compensation for the Chief Executive Officer as it does for its other executives. The Compensation Committee tries to ensure that the Chief Executive Officer's compensation is commensurate with that of chief executive officers of comparable corporations.

        The Company did not have a Chief Executive Officer from October 24, 2006 until Mr. Johnson began his employment on August 27, 2007. While the Company did not have a Chief Executive Officer, a then-newly formed Executive Committee of the Board (the "Executive Committee") was created. The Executive Committee served as the principal executive body for the Company until Mr. Johnson's employment commenced. The Executive Committee continues to advise Mr. Johnson on issues facing the Company, and it is chaired by Dr. Denner and includes Dr. Mulligan.

        Mr. Johnson signed an employment agreement with a term of four years. Pursuant to the employment agreement, he received a sign-on bonus of $100,000, and he will receive an annual base salary of $600,000 while he serves as Chief Executive Officer, which amount was prorated to reflect service commencing on August 27, 2007. Mr. Johnson also participates in the Company's annual incentive plan, applicable to senior executives, with an annual cash target award of 100% of base salary. He also received a grant of restricted stock units in the amount of 31,347 RSUs (representing shares of the Company's common stock with a market value of $1 million on the grant date), vesting in equal amounts over four years, and an option to purchase 350,000 shares of the Company's common stock pursuant to the Company's 2006 Stock Incentive Plan, also vesting in equal amounts over four years. In addition, Mr. Johnson purchased 13,609 shares of the Company's common stock on September 7, 2007 with an approximate market value of $500,000 on such date, pursuant to the terms of his employment agreement.

        Mr. Johnson does not participate in the Company's Change in Control Plan or Senior Executive Severance Plan. Instead, in the event of Mr. Johnson's termination by the Company without cause or his resignation for good reason, whether or not in connection with a Change of Control, Mr. Johnson will be entitled to receive severance equal to 12 months of base salary plus a prorated cash bonus together with the immediate vesting of the RSUs and the stock option described above. In addition, in the event of a Change of Control, such RSUs and stock option will vest immediately upon the occurrence of such event. In the employment agreement, "Change of Control" is defined as any person (other than (i) any shareholder who, as of the date of the agreement has a Schedule 13D on file with the Securities and Exchange Commission, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (iii) any corporation owned, directly or indirectly, by the stockholders of the Company, in substantially the same proportions as their ownership of stock of the Company), that acquires, in a single transaction or a series of transactions (whether by merger, consolidation, reorganization or otherwise), beneficial ownership of securities representing 100% of voting power of the Company.

        The Company relied on Frederic W. Cook & Co., Inc., a compensation consultant that was retained by the Compensation Committee, to help negotiate the agreement with Mr. Johnson. The Compensation Committee agreed to the amount of the base salary and bonus based upon benchmarking of similar companies. The Compensation Committee agreed to provide the RSUs and option to purchase common stock both as a retention tool and because it thought that it is important for the Chief Executive Officer to own the Company's stock in order to align his interests with the shareholders. The Compensation Committee also required Mr. Johnson to purchase $500,000 of the Company's common stock at prevailing market prices to further align his interests with the shareholders. The Company believes that Mr. Johnson's total compensation is slightly below the median for the competitive market.

Compensation Committee Interlocks and Insider Participation

        No member of the Company's Compensation Committee was engaged in a related party transaction with, or was an officer or employee of, the Company or its subsidiaries during 2007. There are no interlocking relationships involving the Company's Compensation Committee and the board of directors or members of a compensation committee of any other company that would require disclosure under the executive compensation rules of the SEC.

        David Sidransky, the chairman of the Company's Compensation Committee, is an approximately 32% shareholder and the chairman of the board of Champions Biotechnology, Inc. (Champions). The Nominating and Corporate Governance Committee and Research and Development Oversight Committee of the Board of Directors approved entering into a transaction with Champions to conduct research on tumors taken from patients and inserted into mice. Pursuant to the final agreement, the Company has made approximately $198,000 in payments to Champions in 2008.

Compensation Committee Report

        The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company's 2008 Proxy Statement and in Amendment No. 1 on Form 10-K/A to its Annual Report as filed on Form 10-K for the year ended December 31, 2007. This report is provided by the following independent directors, who comprise the Compensation Committee:

David Sidransky (Chairman) Alexander J. Denner Thomas F. Deuel Jules Haimovitz Carl C. Icahn

        The foregoing Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any prior or future Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Compensation of Named Executive Officers (NEOs)

        The following tables and information outline the compensation, including salary, bonus, stock options, RSU and other compensation for the fiscal years ended December 31, 2007 and 2006, for (i) each person who acted as our principal executive officer during our 2007 fiscal year, (ii) each person who acted as our principal financial officer during our 2007 fiscal year, and (iii) our three most highly compensated other executive officers who were serving as executive officers at the end of our 2007 fiscal year.

Summary Compensation Table for Fiscal Years 2007 and 2006

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)			Stock Awards ($)(2)		Option Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)(3)		All Other Compensation ($)(9)		Total ($)
John H. Johnson. Chief Executive Officer(4)	2007		$207,692		$250,000			$86,240		$424,857		$—		$100,249		$1,069,038
Alexander J. Denner, Ph.D. Board Executive Committee Chairman and former acting Principal Executive Officer(5)	2007 2006	$ $	— —	$ $	— —		$ $	— —	$ $	— —	$ $	— —	$ $	— —	$ $	— —
Peter R. Borzilleri. Interim Vice President, Finance and Principal Financial Officer(6)	2007 2006	$ $	258,091 247,507	$ $	96,500 105,437		$ $	30,154 —	$ $	33,716 37,898	$ $	78,200 —	$ $	8,363 7,553	$ $	505,024 398,395
Ana I. Stancic Former Senior Vice President, Finance and former Principal Financial Officer(7)	2007 2006	$ $	265,000 266,448	$ $	— 135,000		$ $	— —	$ $	101,287 87,867	$ $	— —	$ $	7,689 7,272	$ $	373,976 496,587
Eric K. Rowinsky, M.D. Chief Medical Officer and Executive Vice President of Clinical Research	2007 2006	$ $	415,000 395,000	$ $	178,500 180,000	(8)	$ $	68,923 —	$ $	127,710 121,413	$ $	97,143 —	$ $	8,807 93,041	$ $	896,083 789,454
Richard Crowley Senior Vice President, Biopharmaceutical Operations	2007 2006	$ $	325,000 294,691	$ $	140,000 135,000		$ $	68,923 —	$ $	180,264 161,111	$ $	78,200 —	$ $	8,807 7,787	$ $	801,194 598,589
Michael P. Bailey Senior Vice President of Commercial Operations(10)	2007 2006	$ $	325,000 271,974	$ $	130,000 135,000		$ $	68,923 —	$ $	148,350 86,045	$ $	91,234 —	$ $	8,096 6,388	$ $	771,603 499,407

(1)
All bonus awards were paid in cash. Bonuses are recorded for the period in which they were earned.

(2)
Represents amounts recognized as compensation expense by the Company during each year in accordance with SFAS 123R for RSU and stock options. The assumptions used for both the stock option and RSU grants can be found in Note 11(d) of the Notes to the Consolidated Financial Statements as filed on Form 10-K for the year ended December 31, 2007.

(3)
Represents amounts paid under the Company's Retention Plan for the performance period ended December 31, 2007.

(4)
Mr. Johnson joined the Company as its new Chief Executive Officer on August 27, 2007.

(5)
Dr. Denner did not receive compensation as the acting principal executive officer; he is compensated as a member of the Board of Directors. See the Director Compensation Table on page 18 for information regarding compensation Dr. Denner received as a Director.

(6)
Mr. Borzilleri served as the interim Principal Financial Officer from September 4, 2007, following Ms. Stancic's announcement of resignation, until the appointment of Mr. Zuerblis as Chief Financial Officer on March 31, 2008.

(7)
Ms. Stancic resigned as of September 30, 2007.

(8)
Includes an additional $20,000 paid to Dr. Rowinsky in March 2007 in respect to his 2006 bonus.

(9)
See table below for details of All Other Compensation by individual.

(10)
Mr. Bailey resigned from the Company effective as of August 1, 2008.

 All Other Compensation for Fiscal Years 2007 and 2006

NEO	Year	Company Paid Life and Long-term Disability Insurance Premiums		401(k) Match		Other Bonuses			Total ($)
John H. Johnson	2007		$249		$—		$100,000	(1)		$100,249
Peter R. Borzilleri	2007 2006	$ $	1,613 953	$ $	6,750 6,600	$ $	— —		$ $	8,363 7,553
Ana I. Stancic	2007 2006	$ $	939 672	$ $	6,750 6,600	$ $	— —		$ $	7,689 7,272
Eric K. Rowinsky, M.D.	2007 2006	$ $	2,057 1,225	$ $	6,750 6,600	$ $	— 85,215	(2)	$ $	8,807 93,041
Richard Crowley	2007 2006	$ $	2,057 1,187	$ $	6,750 6,600	$ $	— —		$ $	8,807 7,787
Michael P. Bailey	2007 2006	$ $	1,346 466	$ $	6,750 5,922	$ $	— —		$ $	8,096 6,388

(1)
Represents a sign-on bonus.

(2)
Represents a reimbursement of moving expenses.

        The following table provides information on stock options and incentive plan awards granted in 2007 to the Company's NEOs.

 Grants of Plan-Based Awards during Fiscal 2007

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
John H. Johnson Chief Executive Officer	8/27/2007 8/27/2007	31,347		350,000	$31.90	$4,926,320 1,000,000
Peter R. Borzilleri Interim Vice President, Finance and Principal Financial Officer	2/15/2007	3,500				$103,600
Ana I. Stancic Former Senior Vice President, Finance and former Principal Financial Officer	2/15/2007	8,000	(2)			$236,800
Eric K. Rowinsky, M.D. Chief Medical Officer and Executive Vice President of Clinical Research	2/15/2007	8,000				$236,800
Richard Crowley Senior Vice President, Biopharmaceutical Operations	2/15/2007	8,000				$236,800
Michael P. Bailey Senior Vice President of Commercial Operations	2/15/2007	8,000				$236,800

(1)
Fair value of stock option amounts represents SFAS 123R fair value per share using Black-Scholes option pricing model multiplied by the number of stock options awarded during 2007.The fair value of RSU amounts are determined using the grant date fair value which represents the closing market price of the Company's common stock on the grant date times the number of units granted. The assumptions used for both the stock option and RSU grants can be found in Note 11(d) of the Notes to the Consolidated Financial Statements as filed on Form 10-K for the year ended December 31, 2007.

(2)
Amounts were forfeited upon termination of employment in 2007.

        The following table shows the number of shares underlying exercisable and unexercisable options as well as other stock awards held by the Company's NEOs on December 31, 2007.

	Outstanding Equity Awards at December 31, 2007
	Option Awards					Stock Awards
NEO	Number of Securities Underlying Options (#) Exercisable(1)	Number of Securities Underlying Options (#) Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Vested (#)	Market Value of Shares or Units of Stock That Have Vested ($)	Equity Incentive Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)(7)
John H. Johnson	—	350,000	(2)	$31.90	8/26/2017	—	—	31,347	(2)	$1,347,921
Chief Executive Officer
Peter R. Borzilleri	2,200	4,400	(4)	$34.14	1/17/2016	—	—	3,500	(3)	$150,500
Interim Vice	6,250	—		$44.24	12/19/2014
President, Finance	6,250	—		$39.79	12/21/2013
and Principal	3,500	—		$35.16	7/20/2013
Financial Officer
Eric K. Rowinsky, M.D.	8,334	16,666	(4)	$34.14	1/17/2016	—	—	8,000	(3)	$344,000
Chief Medical Officer	75,000	—		$42.52	2/20/2015
and Executive Vice
President of Clinical
Research
Richard Crowley	7,500	22,500	(5)	$37.08	2/15/2016	—	—	8,000	(3)	$344,000
Senior Vice President,	3,334	6,666	(4)	$34.14	1/17/2016
Biopharmaceutical	6,250	—		$44.24	12/19/2014
Operations	6,250	—		$39.79	12/21/2013
	3,500	—		$35.16	7/20/2013
	24,000	—		$30.08	1/16/2012
	10,000	—		$54.70	6/4/2011
	15,000	—		$31.81	12/20/2010
	59,785	—		$27.94	1/31/2010
Michael P. Bailey	7,500	22,500	(6)	$32.47	7/31/2016	—	—	8,000	(3)	$344,000
Senior Vice President	2,567	5,133	(4)	$34.14	1/17/2016
of Commercial	7,500	—		$44.24	12/19/2014
Operations	7,500	—		$39.79	12/21/2013
	3,500	—		$35.16	7/20/2013
	3,750	—		$35.81	2/22/2011

(1)
In conjunction with the accelerated vesting of certain stock options on December 16, 2005 (see Note 11(d) of the Notes to the Consolidated Financial Statements as filed on Form 10-K for the year ended December 31, 2007), exercisable stock options that remain subject to Lock-Up Agreements at June 30, 2008 are as follows: Mr. Borzilleri, 1,563 shares, Dr. Rowinsky, 37,500 shares, Mr. Crowley, 1,563 shares, and Mr. Bailey, 1,875 shares.

(2)
This award was granted on August 27, 2007, and vests 25% per year.

(3)
This award was granted on February 15, 2007, and vests 33 1/3% per year.

(4)
This award was granted on January 18, 2006, and vests 33 1/3% per year.

(5)
This award was granted on February 16, 2006, and vests 25% per year.

(6)
This award was granted on August 21, 2006, and vests 25% per year.

(7)
Represents the number of RSU granted multiplied by the closing price of the Company's common stock on December 31, 2007 of $43.00 per share.

        The following table shows the number of shares and value realized upon the exercise of stock options by NEOs during 2007.

Option Exercises in Fiscal 2007

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Ana I. Stancic Former Senior Vice President, Finance	44,130	$259,901
Richard Crowley Senior Vice President, Biopharmaceutical Operations	9,150	$311,091
Michael P. Bailey Senior Vice President of Commercial Operations	1,250	$35,500

Severance and Change-in-Control Agreements

  Senior Executive Severance Plan

        To enhance the predictability of treatment for executives at the level of Vice President, Senior Vice President and Executive Vice President whose employment with the Company is terminated by the Company without cause (as such term is defined in the plan), the Compensation Committee approved and adopted a Senior Executive Severance Plan effective as of October 20, 2004.

        As a condition to receipt of benefits under the plan, a participating employee must sign an agreement and general release in a form acceptable to the plan administrator under which the participant agrees to certain confidentiality and non-solicitation provisions for a period of one year following his or her employment termination date, agrees to certain non-competition provisions for the duration of the employee's receipt of severance pay, and releases and discharges the Company and its affiliates from any and all claims and liabilities relating to the employee's employment with the Company or the termination of the employee's employment. Receipt of benefits under the plan is also contingent upon the employee's continued employment through the employment termination date designated by the Company. The severance amounts payable to an employee under the plan will be reduced, dollar-for-dollar, by the amount of any other termination payments paid or payable to the employee under any other plan, program or law (excluding any right to exercise stock options, any unemployment benefits payable in accordance with state law and payment for accrued but unused vacation).

        The Senior Vice Presidents and Executive Vice Presidents who participate in the plan and sign the above-described agreement and release upon their termination without cause are entitled to receive an amount equal to one year's base salary as severance and, if the employee would otherwise be eligible to elect employee-paid continued coverage under COBRA, Company-provided health insurance coverage for one year following a termination without "cause", subject to cessation upon the employee's becoming eligible for similar coverage offered by another employer. Senior Vice Presidents and Executive Vice Presidents would also be entitled continue their non-voluntary life insurance coverage provided by the Company with the premiums paid by the Company for 12 months after a termination without cause, subject to cessation when the employee becomes eligible for coverage under a life insurance plan or policy of another employer. Vice Presidents who meet the above criteria are entitled to the greater of six months' base salary or two weeks' base salary for each year of service with the Company, as well as six months of Company-paid health and life insurance coverage, subject to the conditions described above.

  Transition Severance Plan

        The Compensation Committee adopted the Transition Severance Plan (the "Transition Plan"), effective March 1, 2006, to provide additional protection on termination for certain Vice Presidents of the Company and termination protection for select other employees. Under this plan, each covered employee was eligible to receive a severance payment from the Company (varying between six and twelve months of the employee's base salary) upon any involuntary termination of his or her employment by the Company without cause and, following any change in control of the Company, upon his or her voluntary termination of employment for good reason.

        As a condition to receipt of benefits under the Transition Plan, a participating employee must sign an agreement and general release in a form acceptable to the plan administrator under which the participant releases and discharges the Company and its affiliates from any and all claims and liabilities relating to the employee's employment with the Company or the termination of the employee's employment. Receipt of benefits under the plan was also contingent upon the employee's continued employment through the employment termination date designated by the Company. The severance amounts payable to an employee under the plan were to be reduced, dollar-for-dollar, by the amount of any other termination payments paid or payable to the employee under any other plan, program or law (excluding any right to exercise stock options or other long-term incentive awards, any unemployment benefits payable in accordance with state law and payment for accrued but unused vacation). With respect to participating employees in a position at the level of Vice President, the severance pay amounts under the Transition Plan were intended to be in lieu of, and not in addition to, any amounts otherwise payable under the Senior Executive Severance Plan, if applicable to such participant pursuant to the terms of that plan, and such participant may be eligible for the continued health benefits set forth in the Senior Executive Severance Plan, if applicable to such participant pursuant to the terms of that plan.

        The Transition Plan by its terms expired on August 31, 2007.

  Change-in-Control Plan

        The Board adopted a Change-in-Control Plan effective September 1, 2004, as amended February 16, 2006. The stated purpose of the plan was to maintain the focus of certain key employees of the Company on the business, mitigate the distractions that could be caused if the Company were to become the target of an acquisition strategy, and provide certain benefits to the covered employees if a change-in-control of the Company (as such term is defined in the plan, a "Change-in-Control") occurs and/or the employee's employment is terminated in connection with such change-in-control. Participants in the Change-in-Control Plan are selected by the Compensation Committee. Currently, Dr. Rowinsky and Mr. Crowley participate in the Change-in-Control Plan, all of whom are tier 2 participants. In addition, Ms. Stancic and Mr. Bailey participated in the Change-in-Control Plan as tier 2 participants until their resignation. It was intended that executive officers would be put into different tiers based upon their title and grade. For instance, the Chief Executive Officer would be tier 1, executive vice presidents and senior vice presidents would be tier 2, certain vice presidents would be tier 3 and other vice presidents would be tier 4. However, generally the Compensation Committee decided that the officers should be tier 2 or tier 3 participants. The structure of the tiers was developed to be consistent with competitive practice, , which the Compensation Committee determined to be reasonable based on the analysis prepared by its outside compensation consultants at the time. However, since October 2006, new executive officers have not been added to the Change-in-Control Plan because the Compensation Committee has concluded that the Change-in-Control Plan benefits are overly generous.

        In the event of a Change-in-Control, all equity-based compensation awards held by the plan participants will vest in full (unless the Compensation Committee determines that the participants' awards will be substituted for equity awards in the surviving entity of equivalent economic value) and any deferred compensation of participants will become nonforfeitable. In addition, if a participant in the Change-in-Control Plan is terminated in connection with a change-in-control by the Company without cause or by the participant for good reason (as such terms are defined in the plan), the Company will pay to the participant a cash payment equal to the participant's earned but unpaid base salary and bonus, unreimbursed expenses, any other accrued obligations, a pro rata bonus based on target bonus for the year of termination, and a multiple of base salary and bonus (with the multiplier ranging from 0.5 to three based on the tier assigned to the participant under the plan, with tier 2 participants receiving a multiplier of 2 and tier 3 participants receiving a multiplier of 1).

        In connection with a termination described in the preceding sentence, if the participant signs a waiver and release of claims against the Company and its affiliates, each participant will vest in full in all long-term incentive arrangements he or she has with the Company and be entitled to continued health coverage for six to 18 months (based on the participant's plan tier) and outplacement services for six months. These benefits are reduced by any other severance amounts for which the participants are eligible under any other arrangement of the Company or its subsidiaries. As a condition to receipt of these benefits, each participant agrees to be bound by noncompetition, nonsolicitation, confidentiality, return of Company property, and cooperation covenants contained in the plan. The Change-in-Control Plan also provides for (i) alternative treatment of excise taxes imposed on participants pursuant to Internal Revenue Code Section 280G, subject to certain limitations, including a full gross-up payment by the Company, a payment cutback to 2.99 times the Base Amount (as defined in the plan), no gross-up treatment, the better of a payout cutback or no gross-up treatment, or such other alternatives as the Compensation Committee shall determine, each as specified by the Compensation Committee at the time of designation of an executive as a participant in the plan (or thereafter, subject to the conditions of the plan) and (ii) specific provisions to comply with the payment delays required by Internal Revenue Code Section 409A in the event an executive is a "key employee" within the meaning of such Section. Dr. Rowinsky and Mr. Crowley are eligible to receive a full gross-up payment by the Company, subject to the plan's limitations. The non-competition and non-solicitation covenants have a term of twelve months after the termination date for tier 1, tier 2 and tier 3 participants, and six months after the termination date for tier 4 participants. In addition, the confidentiality covenant has no time limit as long as a participant has trade secret, proprietary or confidential information.

        The Change in Control Plan defines "cause" as the occurrence of (i) an indictment of the participant involving a felony or a misdemeanor involving moral turpitude, (ii) willful misconduct or gross negligence by the participant resulting, in either case, in harm to the Company, (iii) failure by the participant to carry out the directions of the Board or the participant's immediate supervisor, as the case may be, or (iv) fraud, embezzlement, theft or dishonesty against the Company or a material violation of a policy or procedure of the Company, resulting, in any case, in harm to the Company.

        The Change in Control Plan defines resignation for "good reason" as the occurrence of any of the following within the 60-day period preceding the date of termination: (i) a material adverse diminution of the participant's titles, authority, duties or responsibilities, or the assignment to the participant of titles, authority, duties or responsibilities that are materially inconsistent with his or her titles, authority, duties and/or responsibilities in a manner materially adverse to the participant, (ii) a reduction in the participant's base salary, annual target bonus, or maximum bonus without the participant's prior written consent (other than any reduction applicable to employees generally), (iii) an actual change in the participant's principal work location by more than 75 miles and more than 75 miles from the participant's principal place of abode as of the date of such change in job location without the participant's prior written consent, or (iv) a failure of the Company to obtain the assumption in writing of its obligation under the Change-in-Control Plan by any successor to all or substantially all of the assets of the Company within 45 days after a merger, consolidation, sale or similar transaction that qualifies as a Change in Control.

Potential Payments Upon Termination or Change-in-Control

        The following table sets forth amounts that would be paid to the Company's NEOs who were employed on December 31, 2007, in the event of (i) an involuntary termination of employment by the Company without cause or termination by the employee for good reason and (ii) the continuation of employment by the employee upon the occurrence of a Change-in-Control and (iii) upon a termination of employment following a Change-in-Control either by the Company without cause or by the employee for good reason.

			Change-in-Control(1)
Name	Termination(2)		Employment Continues(3)	Employment Terminates(4)
John H. Johnson Chief Executive Officer	$600,000	(5)	$5,232,921	$6,932,921
Peter R. Borzilleri Interim Vice President, Finance, and Principal Financial Officer	$151,046		$334,679	$485,725
Eric K. Rowinsky, M.D. Chief Medical Officer and Executive Vice President of Clinical Research	$415,000		$698,643	$1,885,643
Richard Crowley Senior Vice President, Biopharmaceutical Operations	$325,000		$2,428,600	$3,358,600
Michael P. Bailey Senior Vice President of Commercial Operations	$325,000		$897,820	$1,807,820

(1)
The closing price of the Company's stock of $43.00 on December 31, 2007 is used to calculate the value of stock options that would vest upon a Change-in-Control on that date. The 30-day average stock price leading up to an including December 31, 2007 of $42.73 was used to calculate the value of the Retention Plan grants.

(2)
Except in the case of Mr. Johnson and Mr. Borzilleri, represents one year of base salary as of December 31, 2007. Mr. Borzilleri would receive one-half his annual salary upon a termination under the Senior Executive Severance Plan.

(3)
Represents the value of the executive's stock options, RSU and Retention Plan awards assuming vesting on December 31, 2007. Some unvested stock options held by the executives as of December 31, 2007 had no value as the exercise prices were above the closing price of the Company's stock on December 31, 2007.

(4)
Represents the value of the executive's equity based compensation in (3), plus two times the total of the executive's base salary plus 2007 bonus, except for Mr. Johnson, who would receive one time his annual salary under his employment agreement, and Mr. Borzilleri who would receive one-half his annual salary upon a Change-in-Control under the Senior Executive Severance Plan. The amounts for Dr. Rowinsky and Messrs. Johnson, Crowley, and Bailey do not include any amounts for potential gross-up payments which could be given to these executives as discussed under "Severance and Change-in-Control Agreements—Change-in-Control Plan.

(5)
In the event of the termination of Mr. Johnson's employment without cause or his resignation for good reason, in addition to one year's base salary, Mr. Johnson's outstanding stock option and RSU awards would vest immediately pursuant to his employment agreement and he would also be entitled to a pro rata annual cash bonus award for the year of termination, based on actual results, payable in the following year at the time bonuses are paid to similarly situated senior-level executives generally.

        Upon the resignation of Ana I. Stancic as Senior Vice President, Finance of the Company on September 28, 2007, Ms. Stancic did not become entitled to any payments from the Company other than in respect of accrued unused vacation time.

Equity Compensation Plan Information

        The following table summarizes information, as of December 31, 2007, relating to equity compensation plans of the Company pursuant to which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))(c)
Equity Compensation Plans Approved by Stockholders	8,362,824	$40.35	(4)	6,370,585	(1)(3)
Equity Compensation Plans Not Approved by Stockholders(2)	1,507,679	$34.04	(4)	—
Total	9,870,503	$39.36	(4)	6,370,585

(1)
Consists of securities available for issuance under the Company's 2006 Stock Incentive Plan only.

(2)
The Company's 1998 Non-Qualified Stock Option Plan and 2005 Inducement Stock Option Plan are the only equity compensation plans that were adopted without shareholder approval. The material features of these plans are summarized below. The Company is no longer granting options under the 1998 Non-Qualified Stock Option Plan or the 2005 Stock Inducement Option Plan.

(3)
Under the 2006 Stock Incentive Plan, the Company has the ability to grant (i) stock options; (ii) stock appreciation rights; (iii) restricted stock awards; (iv) restricted stock unit awards; (v) performance awards; and (vi) other stock-based awards. Shares of common stock that are subject to awards under the Company's 2006 Stock Incentive Plan other than stock options or stock appreciation rights will be counted against this limit as two shares for every share granted.

(4)
Weighted average exercise price of outstanding options only.

        As of June 30, 2008, 9,937,726 shares of common stock were subject to issuance upon the exercise of outstanding options, with a weighted average exercise price of $39.80 and a weighted average term of 5.43 years. As of December 31, 2007 and June 30, 2008, 255,975 and 464,497, restricted stock units were outstanding, respectively. As of June 30, 2008, 5,326,135 shares of common stock were available for issuance under the Company's 2006 Stock Incentive Plan. As of June 30, 2008, the Company had 86,589,067 outstanding shares of common stock.

         1998 Non-Qualified Stock Option Plan.    The Company's 1998 Non-Qualified Stock Option Plan (the "1998 Plan") was adopted on May 27, 1998 and has not been approved by stockholders. The Company is no longer granting options under the 1998 Plan.

        The maximum number of shares available for issuance under the 1998 Plan was 10 million, subject to adjustments for corporate transactions. Under the 1998 Plan, non-qualified stock options to purchase the Company's common stock had been granted to persons who at the time of grant were consultants, advisors or employees of the Company. Each option granted under the 1998 Plan has a term not exceeding 10 years. The number of underlying shares, the exercise price and other terms and conditions of the stock options granted under the 1998 Plan were determined by the Compensation Committee, but, except as otherwise provided by such committee, unvested options are forfeited immediately upon a termination of employment for any reason except death or disability, and vested options are exercisable for 30 days after such termination. In the case of a termination by reason of death or disability, vested options are generally exercisable for 12 months.

        Options granted under the 1998 Plan are not transferable except in the case of death or, if permitted by the Compensation Committee, to certain members of the immediate family of the optionee. The Board of Directors may amend or terminate the plan at any time except for actions which are adverse to options previously granted. The 1998 Plan is administered by the Compensation Committee.

         2005 Inducement Stock Option Plan.    The Company's 2005 Inducement Stock Option Plan (the "Inducement Plan") was adopted by the Compensation Committee on October 17, 2005 and has not been approved by stockholders. The Company is no longer granting options under the Inducement Plan. The Inducement Plan was adopted for the sole purpose of permitting the Company to make one-time grants of stock options to newly hired key employees who have not previously been employees or directors of the Company as an inducement to such persons entering into employment with the Company, in accordance with Nasdaq Marketplace Rule 4350(i)(1)(A)(iv). The Plan permits the Company to issue up to a total of 600,000 inducement options to eligible participants to purchase shares of common stock of the Company on terms and conditions set forth therein and in individual award agreements under the Plan, in each case on terms commensurate with options granted under the Company's 2002 Stock Option Plan. The material terms of each such grant are promptly announced by the Company by press release pursuant to Nasdaq Marketplace Rule 4350(i)(1)(A)(iv).

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship with Bristol-Myers Squibb Company

        One of the Company's directors, John E. Celentano, is also an officer of BMS, a Delaware corporation. The Company's relationship with BMS is described below.

        On September 19, 2001, the Company entered into an acquisition agreement (the "Acquisition Agreement") with BMS and Bristol-Myers Squibb Biologics Company, a Delaware corporation which is a wholly-owned subsidiary of BMS (BMS Biologics), providing for the tender offer by BMS Biologics to purchase up to 14,392,003 shares of the Company's common stock for $70.00 per share, net to the seller in cash. The tender offer by BMS Biologics, available to all stockholders, allowed for the Company's then-current employees and directors who held exercisable options to purchase the Company's shares of common stock having exercise prices less than $70.00 per share to conditionally exercise any or all of those options and tender the underlying shares in the tender offer. On October 29, 2001, pursuant to the Acquisition Agreement, BMS Biologics accepted for payment, pursuant to the tender offer, 14,392,003 shares of the Company's common stock on a pro rata basis from all tendering stockholders and those conditionally exercising stock options.

        In connection with the Acquisition Agreement, the Company entered into the Stockholder Agreement, pursuant to which the Company agreed with BMS and BMS Biologics to various arrangements regarding the respective rights and obligations of each party with respect to, among other things, the ownership of shares of the Company's common stock by BMS and BMS Biologics. The Stockholder Agreement also sets forth BMS' (i) limitation on additional purchases of shares, (ii) option to purchase shares in the event of dilution and (iii) restrictions as to transfer of shares. Concurrently with the execution of the Acquisition Agreement and the Stockholder Agreement, the Company entered into a development, promotion, distribution and supply agreement (the "Commercial Agreement") with BMS and E.R. Squibb & Sons, L.L.C. (E.R. Squibb), a Delaware limited liability company which is a wholly-owned subsidiary of BMS, relating to ERBITUX®, the Company's lead therapeutic product, pursuant to which, among other things, the parties are co-developing and co-promoting ERBITUX in the U.S. and Canada, and co-developing and co-promoting ERBITUX in Japan (either together or co-exclusively with Merck KGaA).

        On March 5, 2002, the Company amended the Commercial Agreement with E.R. Squibb and BMS. The amendment changed certain economics of the Commercial Agreement and expanded the clinical and strategic role of BMS in the ERBITUX development program. One of the principal economic changes to the Commercial Agreement resulted in the Company's receipt of $140.0 million on March 7, 2002, and an additional payment of $60.0 million on March 5, 2003, in lieu of the $300.0 million payment the Company would have received on acceptance by the United States Food and Drug Administration (FDA) of the ERBITUX biologics license application under the original terms of the Commercial Agreement. In addition, the Company agreed to resume construction of the Company's multiple product facility, BB50, as soon as reasonably practicable after the execution of the amendment.

        On July 27, 2007, the Company and BMS further amended the Commercial Agreement (the "Second BMS Amendment"). Under the Second BMS Amendment, the companies have jointly agreed to expand the investment in the ongoing clinical development plan for ERBITUX. With this additional funding, the companies will further explore the use of ERBITUX in additional tumor types including brain, breast, bladder, esophageal, gastric, lung, pancreas and prostate. Under the Second BMS Amendment, ERBITUX clinical development and other costs, up to threshold amounts, are the sole responsibility of BMS, with costs in excess of the thresholds shared by both companies according to a predetermined ratio effective January 1, 2007.

        The Stockholder Agreement gave BMS the right to nominate two directors so long as its ownership interest in the Company is 12.5% or greater. Dr. Andrew G. Bodnar, BMS's Senior Vice President, Strategy, served as a BMS director through his resignation on May 7, 2007. On April 25, 2007, BMS designated Mr. Andrew R. J. Bonfield, Executive Vice President and Chief Financial Officer of BMS, as a BMS director. On May 1, 2008, Mr. Bonfield resigned as a director and BMS designated Mr. John E. Celentano, Senior Vice President, Strategy and Productivity Transformation at BMS, to be the BMS director on May 12, 2008.

        In exchange for the rights granted to BMS under the amended Commercial Agreement, the Company has received up-front and milestone payments totaling $900.0 million in the aggregate, of which $200.0 million was received on September 19, 2001, $140.0 million was received on March 7, 2002, $60.0 million was received on March 5, 2003, $250.0 million was received on March 12, 2004 and $250.0 million was received on March 31, 2006. No such further payments are contemplated by the Commercial Agreement with respect to ERBITUX. All such payments are non-refundable and non-creditable. Except for the Company's expenses incurred pursuant to a co-promotion option that the Company has exercised, E.R. Squibb is responsible for 100% of the distribution, sales and marketing costs for ERBITUX in the U.S. and Canada, and, as between the Company and E.R. Squibb, the Company and E.R. Squibb will each be responsible for 50% of the distribution, sales, marketing costs and other related costs and expenses in Japan. The Commercial Agreement provides that E.R. Squibb shall pay the Company distribution fees based on a percentage of annual net sales of ERBITUX by E.R. Squibb in the U.S. and Canada. The distribution fee is 39% of net sales in the U.S. and Canada. The Commercial Agreement also provides that, as between BMS and the Company, the distribution fees for the sale of ERBITUX in Japan by E.R. Squibb or the Company shall be equal to 50% of operating profit or loss with respect to such sales for any calendar month. The Commercial Agreement provides that the Company shall be responsible for the manufacture and supply of all requirements of ERBITUX in bulk form active pharmaceutical ingredient (API) for clinical and commercial use in the territory and that E.R. Squibb shall purchase all of its requirements of API for commercial use from the Company. The Company shall supply API for clinical use at the Company's fully-burdened manufacturing cost, and shall supply API for commercial use at the Company's fully-burdened manufacturing cost plus a mark-up of 10%. In addition to the up-front and milestone payments, distribution fees for the U.S., Canada and Japan and the 10% mark-up on the commercial supply of ERBITUX, prior to the Second BMS Amendment, E.R. Squibb was also responsible for 100% of the cost of all clinical studies, other than those studies undertaken post-launch which were not pursuant to an investigational new drug application (e.g. phase IV studies), the cost of which was to be shared equally between E.R. Squibb and the Company. As between E.R. Squibb and the Company, each was responsible for 50% of the cost of all clinical studies in Japan. As a result of the Second BMS Amendment, clinical development costs in the U.S. and Canada, up to threshold amounts, will be the sole responsibility of E.R. Squibb with costs in excess of the threshold amounts shared by E.R. Squibb and the Company according to a predetermined ratio. In addition, under certain limited circumstances, the Company reserves the right to conduct certain sole-funded registrational studies.

        Pursuant to the Commercial Agreement as described above and the Company's development and license agreement with Merck KGaA, the Company had granted E.R. Squibb and Merck KGaA co-exclusive rights (together with or without the Company) to develop, distribute and promote ERBITUX in Japan. Subsequently, on October 12, 2007, the Company entered into agreements with Merck KGaA, Merck Serono Japan Company, Limited, E.R. Squibb, Bristol-Myers K.K., and BMS for the co-development and co-commercialization of ERBITUX in Japan. Under the terms of the agreements, the Company, BMS, Merck KGaA, and their respective affiliates will collaborate on a joint effort to develop and, following regulatory approval, market ERBITUX in Japan for the treatment of EGFR-expressing metastatic colorectal cancer, as well as for the treatment of any other cancers the parties agree to pursue. BMS and Merck KGaA will utilize their respective sales forces in Japan, and the three companies will share development costs incurred and profits/losses realized as a result of this collaboration. Merck Serono Japan will distribute the product and record the sales for the collaboration. The agreements have a term of twenty-five years; provided that either BMS or Merck KGaA may terminate the agreement without cause upon three months' notice if ERBITUX is not launched in Japan by December 31, 2009 and without cause upon six months' notice following the earlier of a launch of a biosimilar product in Japan and the tenth anniversary of the agreements.

        The terms of these new agreements provide that Merck KGaA will receive 50% of the profit/loss from sales in Japan and bear 50% of the related development expense, and the Company and BMS will each receive 25% of the profit/loss and bear 25% of the related development expense. The sharing of profit/loss reflects the co-exclusive rights to ERBITUX in Japan previously granted by the Company to Merck KGaA and BMS. In addition to its percentage of profit/loss, the Company will receive from Merck KGaA a royalty equal to 4.75% of total net sales in Japan. Any bulk ERBITUX supplied by the Company pursuant to the agreements for use in Japan will be at its fully-burdened manufacturing cost.

        On July 31, 2008, BMS sent to Carl Icahn, the Chairman of the Company's Board, the following letter:

Board of Directors
ImClone Systems Incorporated
180 Varick Street
New York, NY 10014
Care of Mr. Carl C. Icahn, Chairman of the Board

July 31, 2008

Dear Carl:

        This confirms that Bristol-Myers Squibb Company is offering to enter into an agreement to acquire ImClone Systems Incorporated for $60 per share in cash. Our all-cash offer represents a premium of approximately 30% over the closing price of ImClone common stock on July 30, 2008, a premium of approximately 40% over the one-month average closing price of ImClone common stock, and a premium in excess of 40% over the three-month and one-year average closing prices of ImClone common stock. A full combination of BMS and ImClone is a natural fit for both our companies, and we are convinced our proposed price represents a full and fair offer for ImClone.

        For nearly seven years, BMS and ImClone have worked in concert to bring ERBITUX® to patients and build a strong product. We value our commercial agreement with ImClone and believe our respective commercial teams have forged an excellent working relationship. We also value our interactions with your scientists and clinicians. We have high regard for the potential of ImClone's pipeline assets, while recognizing the early stage of their development and the significant investment which is required to further their development.

        Our Board of Directors has approved this offer. We and our advisors are prepared to meet with you and your advisors to answer any questions you may have about our offer. We are confident that, with ImClone's cooperation, we can reach a definitive agreement very quickly. We do not foresee any regulatory or other impediment to closing. Our offer is not conditioned on financing or due diligence.

        As you know, as a result of our current ownership of ImClone stock, we are subject to U.S. securities laws which require us to disclose any material change in our intentions with respect to ImClone as reflected in our Schedule 13D on file with the U.S. Securities and Exchange Commission. Accordingly, we are filing with the SEC an amendment to our Schedule 13D disclosing our offer and including this letter as an exhibit.

        In my view, and in the view of our Board of Directors, this transaction makes compelling business sense for both of our companies and is in the best interests of our respective shareholders and the cancer patients for whom our companies' life saving medicines are so important. The price we are offering represents an extremely attractive opportunity for the shareholders of ImClone to realize today the future value of the company. Our desire is to conclude a transaction which is enthusiastically supported by you and all other members of the ImClone Board. We look forward to your prompt response to our offer.

Sincerely,

/s/ JAMES M. CORNELIUS
James M. Cornelius
Chairman and Chief Executive Officer

        In response, on August 4, 2008, the Company issued the following press release stating:

        ImClone Systems Incorporated (NASDAQ: IMCL) announced today that with respect to the previously announced offer that it received from Bristol-Myers Squibb Company (NYSE: BMY), its Board of Directors has formed a committee to study the matter and to retain advisors to advise it in determining the appropriate course of action. However, the Board's preliminary view is that the offer substantially undervalues ImClone.

        ImClone pointed out that its Board of Directors has been discussing the possibility of separating the Company into its ERBITUX® and its pipeline businesses in order to maximize the value of the Company. Based upon preliminary internal data, and recognizing that the pipeline products are in various stages of development, the Board still believes that the Company's pipeline business may be extremely valuable and significantly increase stockholder value as a separate business.

        Carl C. Icahn, Chairman of the Board of Directors of the Company, said that he was pleased by Jim Cornelius' statement to the press praising him for his contribution to ImClone during his tenure as Chairman of the Company. However, Mr. Icahn also stated that he was disturbed that one of the directors on the ImClone Board who is the Bristol-Myers designee was privy to the information discussed at previous meetings concerning the potential separation of ImClone into two separate components and how this restructuring might enhance stockholder value. Accordingly, the Board is reviewing whether Bristol-Myers had access to confidential information concerning ImClone and its pipeline. Additionally, Mr. Icahn pointed out that ImClone has a pipeline antibody, IMC-11F8, under development which, if ultimately approved for sale, might have a significant competitive effect on ERBITUX and that Bristol-Myers may have no rights to market that product under its agreements with the Company.

        ImClone also stated that Mr. Icahn advised the Board that, in his capacity as a large stockholder, he is opposed to the Bristol-Myers offer because he believes that it greatly undervalues the Company. In addition, ImClone indicated that other large stockholders of the Company have given statements to the press indicating their opposition to the Bristol-Myers offer.

        As always, the Board remains committed to maximizing value for all stockholders.

Champions Biotechnology, Inc.

        The Nominating and Corporate Governance Committee and Research and Development Oversight Committee of the Board of Directors approved entering into a transaction with Champions Biotechnology, Inc. (Champions) to conduct research on tumors taken from patients and inserted into mice. David Sidransky, a member of the Company's Board, is an approximately 32% shareholder and the chairman of the board of Champions. Pursuant to the final agreement, the Company has made approximately $198,000 in payments to Champions in 2008.

Icahn Sourcing LLC

        Icahn Sourcing LLC (Icahn Sourcing) is an entity formed and controlled by Carl C. Icahn, the Chairman of the Company's Board, in order to leverage the potential buying power of a group of entities, which Mr. Icahn either owns or otherwise has a relationship, in negotiating with a wide range of suppliers of goods, services, and tangible and intangible property. The Company is a member of the buying group and, as such, is afforded the opportunity to purchase goods, services and property from vendors with whom Icahn Sourcing has negotiated rates and terms. Icahn Sourcing does not guarantee that the Company will purchase any goods, services or property from any such vendors, and the Company is under no obligation to do so. The Company does not pay Icahn Sourcing any fees or other amounts with respect to the buying group arrangement. The Company has purchased a variety of goods and services as a member of the buying group at prices and on terms that it believes are more favorable than those which would be achieved on a stand-alone basis.

Policies and Procedures for Approval of Related Person Transactions

        The Board of Directors has adopted a policy for the review and approval of transactions involving the Company and "related persons" (directors and executive officers, their immediate family members and beneficial owners of 5% or more of the Company's common stock). This policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a "related person" has a "direct or indirect material interest" within the meaning of the applicable SEC rules. Under the policy, Company management will determine whether a transaction is covered by the policy and hence should be referred to the Nominating and Corporate Governance Committee for approval, ratification, revision, termination or other action. Based on its consideration of all the relevant facts and circumstances, the Committee will decide whether or not to approve such transaction and will approve only those transactions that are in the best interests of the Company. If a transaction is ongoing, the Nominating and Corporate Governance Committee may establish guidelines for management to follow in its dealings with the related party and shall periodically monitor the transaction to ensure that it continues to be in the best interest of the Company. No director shall participate in any discussion or approval of a transaction where such director is the related person.

        We did not follow the related person transaction policy described above in connection with the entry into the Japan agreements, Second BMS Amendment, Acquisition Agreement, the Stockholder Agreement or the Commercial Agreement transactions with BMS and its affiliates described above as those transactions were entered into prior to the adoption of the policy.

        We did follow the related party transaction policy described above in connection with the transaction with Champions.

Independence of the Board of Directors

        Under the Amended and Restated Corporate Governance Guidelines adopted by the Board of Directors, a majority of the Board shall consist of directors who are neither officers or employees of the Company or its subsidiaries, nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who, at such times as the rules of the Nasdaq Stock Market LLC (Nasdaq) require, are otherwise "independent" under such rules. A copy of the Amended and Restated Corporate Governance Guidelines is posted in the Corporate Governance section of the Company's website at www.imclone.com (under the "Investor Relations" tab). Our Board of Directors consults with outside counsel to ensure that the Board of Directors' determinations are consistent with all relevant laws and regulations regarding the definition of "independent," including those set forth under the applicable Nasdaq listing standards and Section 10A of the Exchange Act. The Board of Directors has also reviewed the directors' responses to a questionnaire asking about their transactions, relationships and arrangements with the Company (and those of their immediate family members) and other potential conflicts of interest. Other than as set forth herein, these questionnaires did not disclose any transactions, relationships, or arrangements that question the independence of our directors.

        After reviewing this information, our Board of Directors affirmatively has determined that all of our directors are independent directors within the meaning of Nasdaq Marketplace Rule 4200, other than Mr. Johnson and Mr. Celentano. The Board of Directors concluded that Mr. Johnson is not "independent" because he is an employee of the Company. The Board of Directors concluded that Mr. Celentano is not "independent" as he is an executive officer of BMS and was designated as a director pursuant to the Stockholder Agreement with BMS. Similarly, neither Dr. Bodnar nor Mr. Bonfield were independent during their respective periods of service as directors.

        In addition to the requirements for independence contained in Nasdaq Marketplace Rule 4200, Nasdaq Marketplace Rule 4350(d) provides that members of the Audit Committee must meet the criteria for independence set forth in Section 10A(m) of the Exchange Act and the rules promulgated by the Commission thereunder which provide that members of the Audit Committee may not be "affiliated persons" of the Company. The Board of Directors has determined for the purposes of determining who may serve on the Company's Audit Committee, Messrs. Celentano, Icahn, Johnson and Denner should be excluded.

        The Board of Directors has determined that all members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee satisfy the standards of independence applicable to members of such committees established under applicable law and the Nasdaq listing rules.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC reports of ownership of the Company's securities and changes in reported ownership. Executive officers, directors and greater than ten percent stockholders are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely on a review of the copies of such forms furnished to the Company, or written representations from the reporting persons that no Form 5 was required, the Company believes that, during the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were met, other than one Form 5 filing by Mr. Bailey to report certain options held by his spouse that should have been reported on his initial Form 3 filing.

CODE OF BUSINESS CONDUCT AND ETHICS

        The Company has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers, employees and consultants, a copy of which is posted in the Corporate Governance section of the Company's website at www.imclone.com (under the "Investor Relations" tab). The Company intends to disclose any substantive amendment or waivers to such code.

 PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        KPMG LLP served as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2007, and has been appointed by the Audit Committee to continue as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008.

        In the event that a ratification of this appointment is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of independent registered public accounting firm will be reconsidered by the Audit Committee. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008.

        Representatives of KPMG LLP are expected to be present at the annual meeting. The representatives will have an opportunity to make a statement and will be available to respond to appropriate questions.

        Your ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008 does not preclude the Audit Committee from terminating its engagement of KPMG LLP and retaining a new independent auditor, if it determines that such an action would be in the best interests of the Company.

        The Company was billed for professional services rendered by KPMG LLP, the details of which are disclosed below.

Audit Fees

        KPMG LLP served as the Company's independent registered public accounting firm for the fiscal years ended December 31, 2006 and 2007. The aggregate fees billed by KPMG LLP for the fiscal years 2006 and 2007 for professional services rendered by KPMG LLP in connection with (a) the audits of the Company's annual financial statements and the effectiveness of the Company's internal control over financial reporting, (b) the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2006 and 2007 and (c) services provided in connection with statutory and regulatory filings or engagements, were $1,667,600 and $1,530,500, respectively.

Audit-Related Fees

        In fiscal years 2006 and 2007, KPMG LLP billed $26,500 and $29,050, respectively, in audit-related fees relating to the audit of the financial statements of an employee benefit plan.

Tax Fees

        KPMG LLP did not bill any fees for professional services in connection with tax services for fiscal years 2006 and 2007.

All Other Fees

        KPMG LLP did not bill any fees for fiscal years 2006 and 2007 for other services rendered.

Pre-Approval Policies and Procedures

        Pursuant to its charter, the Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm (subject, if applicable, to stockholder ratification). The Audit Committee is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm is engaged by, and reports directly to, the Audit Committee.

        The Audit Committee has adopted a formal policy whereby it pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm. In the event pre-approval for such auditing services and permitted non-audit services cannot be obtained as a result of inherent time constraints in the matter for which such services are required, the Chairman of the Audit Committee has been granted the authority to pre-approve such services, and will report for ratification such pre-approval to the Audit Committee at its next scheduled meeting. The Audit Committee has complied with the procedures set forth above, and has otherwise complied with the provisions of its charter.

        THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF KPMG LLP TO ACT AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2008 (PROPOSAL NO. 2 ON YOUR PROXY CARD).

 PROPOSAL NO. 3—APPROVAL OF THE IMCLONE SYSTEMS INCORPORATED 2008 EMPLOYEE STOCK PURCHASE PLAN

        On February 7, 2008, the Compensation Committee of the Board of Directors approved the ImClone Systems Incorporated 2008 Employee Stock Purchase Plan (the "Purchase Plan"), subject to stockholder approval. A description of the Purchase Plan is set forth below and is qualified by the full text of the Purchase Plan attached hereto as Appendix A.

Material Features of the Purchase Plan

  Stock Subject to the Purchase Plan

        The number of shares of Common Stock which may be purchased by eligible employees under the Purchase Plan is 1,000,000 shares. Such shares of Common Stock may be newly issued shares or shares reacquired in private transactions or open market purchases.

  Eligibility

        All employees of the Company or an affiliate who have been employed for at least six months by the Company or an affiliate and whose customary employment with the Company or an affiliate is at least 20 hours per week and at least five months per calendar year are eligible to participate in the Purchase Plan, except for persons who are deemed under Section 423(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), to own five percent (5%) or more of the voting stock of the Company. Officers of the Company are eligible to participate in the Purchase Plan, except that the Board may provide in any offering period that certain highly compensated employees within the meaning of the Code are ineligible to participate. As of June 30, 2008, approximately 1,200 persons would be eligible to participate in the Purchase Plan.

  Participation

        The Purchase Plan provides for a series of six-month offering periods commencing on April 1 and October 1 of each year, with the first offering period commencing on April 1, 2008. The Board may change the duration of the offering periods; provided, that such offering periods comply with the provisions of Section 423(b)(7) of the Code. Eligible employees may elect to become participants in the Purchase Plan by enrolling during specified enrollment periods. During each offering period, eligible employees who enroll in the Purchase Plan for the offering period are granted an option to purchase shares through the accumulation of payroll deductions of not less than 1% nor more than 15% of each participant's compensation (up to a maximum of $25,000 per calendar year, based on the fair market value of the shares determined as of the date the option to purchase such shares is granted). The number of shares to be purchased will be determined by dividing the participant's balance in the Purchase Plan account on the last day of the offering period by the purchase price per share for the Common Stock. The purchase price per share will be the lesser of 85% of the fair market value of the Common Stock on the last day of the offering period or 85% of the fair market value on the first day of the offering period. If a fractional number of shares results, the number will be rounded down to the next whole number and the excess funds shall be carried forward to the next offering period. Unless a participant withdraws from the Purchase Plan, such participant's option will be exercised automatically on the last day of the offering period. No interest shall accrue on a participant's contributions under the Purchase Plan.

  Withdrawal

        An employee may withdraw all but not less than all the contributions credited to his or her account under the Purchase Plan at any time at least 15 days prior to the last day of the offering period. Upon termination of a participant's continuous status as an employee prior to the last day of an offering period for any reason, including retirement or death, the contributions credited to such participant's account will be returned to such participant or such participant's beneficiary in the case of death. In the event a participant fails to remain employed for at least 20 hours per week during an offering period, such participant will be deemed to have withdrawn and the contributions credited to such participant's account shall be returned to such participant. A participant's withdrawal from any offering period will not have any effect upon his or her eligibility to participate in a succeeding offering period.

  Administration; Amendment; Termination

        The Compensation Committee or, if the Board of Directors so determines, the Board of Directors or another committee thereof shall supervise and administer the Purchase Plan. They shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for administration of the Purchase Plan and not inconsistent with the Purchase Plan, to construe and interpret the Purchase Plan and to make all other determinations necessary or advisable for the administration of the Purchase Plan. The Board or a committee may at any time terminate or amend the Purchase Plan, except that no such termination may affect options previously granted, nor may an amendment make any change in any option granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Section 423 of the Code or any other applicable law or regulation, the Company must obtain stockholder approval as required.

  Term of Purchase Plan

        The Purchase Plan became effective upon adoption by the Compensation Committee and shall terminate ten years thereafter, subject to stockholder approval within twelve months of adoption, unless earlier terminated as provided above. No purchases of Common Stock pursuant to the Purchase Plan shall occur prior to stockholder approval.

  Nontransferability

        Neither contributions credited to a participant's account nor any rights with respect to the exercise of an option or to receive shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way other than by will or the laws of descent and distribution. A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant's account under the Purchase Plan in the event of such participant's death subsequent to the end of an offering period, but prior to the delivery of such participant's shares of Common Stock and cash. A participant may file a written designation of a beneficiary who is to receive any cash from the participant's account in the event of such participant's death prior to the end of the offering period.

  Adjustments upon Changes in Stock

        If any change is made in the shares of Common Stock subject to the Purchase Plan or subject to any option granted under the Purchase Plan (through merger, consolidation, reorganization, distribution of substantially all of the assets of the Company, spin-off of a subsidiary's voting securities to its stockholders, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure), appropriate adjustments shall be made by the Board or a committee thereof as to the maximum number of shares subject to the Purchase Plan and the number of shares and price per share subject to outstanding options as shall be equitable to prevent dilution or enlargement of option rights. Any such determination made by the Board or a committee thereof shall be final, binding and conclusive upon each participant.

Federal Income Tax Considerations

        The following is a description of certain U.S. Federal income tax consequences of the issuance and exercise of options to purchase shares under the Purchase Plan. The options granted under the Purchase Plan are intended to constitute qualified stock options in an "employee stock purchase plan" under Section 423 of the Code. No taxable income is realized by a participant at the time options are granted to participants under the Purchase Plan or at the time of purchase of shares pursuant to the Purchase Plan. Upon the death of a participant owning Purchase Plan shares or upon the disposition of shares two years or more after the date of the grant of the option to purchase such shares and at least one year after acquiring such shares (the "Required Holding Period"), the participant will recognize as ordinary compensation income an amount equal to the lesser of:

  (i)
  the excess of the fair value of the shares on the date of disposition or death over the amount paid for such shares, or

  (ii)
  the excess of the fair market value of the shares at the time the option was granted over the option exercise price.

        The participant will also recognize a long term capital gain or loss on a disposition of such shares equal to the difference between (x) the amount realized upon the sale of the shares and (y) the sum of the amount the participant paid for the shares plus the amount, if any, taxed to the participant as ordinary compensation income under clause (i) or (ii) above.

        The Company will not be entitled to a deduction corresponding to the participant's compensation income in the case of shares satisfying the Required Holding Period.

        Upon disposition of the shares prior to the satisfaction of the Required Holding Period, the participant generally will then recognize compensation income, and the Company will have a corresponding deduction, in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. The amount recognized as compensation income will be added to the basis of the shares for purposes of computing the participant capital gain at time of disposition.

        THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE IMCLONE SYSTEMS INCORPORATED 2008 EMPLOYEE STOCK PURCHASE PLAN (PROPOSAL NO. 3 ON YOUR PROXY CARD).

 STOCKHOLDER PROPOSALS

        A stockholder proposal intended to be presented at the Company's Annual Meeting of Stockholders to be held in 2009 must be received by the Company on or before April 13, 2009 in order to be included in the Company's proxy statement and form of proxy relating to that meeting. In addition, the Company's by-laws provide that any stockholder wishing to present a proposal or to nominate a candidate for director at an Annual Meeting must give notice to the Acting Secretary of the Company not less than 60 nor more than 90 days prior to the date of the meeting. If, however, the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than 70 days prior to the date of the meeting, such advance notice shall be given not more than ten days after such date is first announced or disclosed. You may obtain a copy of the Company's by-laws by writing to the Acting Secretary of the Company at the address shown on the cover of this proxy statement.

OTHER MATTERS

        The Board of Directors does not know of any matters, other than those referred to in this proxy statement, to be presented at the meeting for action by the stockholders. However, if any other matters are properly brought before the meeting or any postponements or adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the recommendations of the Board of Directors or, if no recommendation is given, in the discretion of the person acting under the proxies.

By Order of the Board of Directors
Acting Secretary Gregory T. Mayes

New York, New York
August 11, 2008

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE, WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING PROXY CARD OR FOLLOW THE PROCEDURES OUTLINED ON THE PROXY CARD TO VOTE BY TELEPHONE OR VIA THE INTERNET.

 Appendix A

IMCLONE SYSTEMS INCORPORATED
2008 EMPLOYEE STOCK PURCHASE PLAN

        The following constitutes the provisions of the 2008 Employee Stock Purchase Plan of ImClone Systems Incorporated.

1.
PURPOSE.

  The purpose of the Plan is to provide employees of the Company and its Affiliates with an opportunity to purchase Common Stock of the Company. It is the intention of the Company that the Options granted under the Plan be considered options issued under an "Employee Stock Purchase Plan" as that term is defined under Section 423(b) of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.
DEFINITIONS.

(a)
"AFFILIATE" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)
"BOARD" shall mean the Compensation Committee of the Board of Directors of the Company or, if the Board of Directors of the Company so determines, either the Board of Directors of the Company or any other committee of the Board of Directors named by the Board of Directors to administer the Plan.

(c)
"CODE" shall mean the Internal Revenue Code of 1986, as amended.

(d)
"COMMON STOCK" shall mean the Common Stock, $0.001 par value, of the Company.

(e)
"COMPANY" shall mean ImClone Systems Incorporated, a Delaware corporation.

(f)
"COMPENSATION" shall mean all compensation that is taxable income for federal income tax purposes, including, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation.

(g)
"CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of service as an employee of the Company or any Affiliate. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company or any Affiliate, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(h)
"CONTRIBUTIONS" shall mean all amounts credited to the account of a participant pursuant to the Plan.

(i)
"ENROLLMENT FORM" shall mean the enrollment form described in paragraph 5(a).

(j)
"EXERCISE DATE" shall mean the last day of each Offering Period of the Plan.

(k)
"FIRST OFFERING DATE" shall mean the first business day of the initial Offering Period under the Plan.

(l)
"OFFERING DATE" shall mean the first business day of an Offering Period under the Plan.

(m)
"OFFERING PERIOD" shall mean any of the six-month periods commencing on each of April 1 and October 1 of each year (or such other periods as may be determined by the Board which shall comply with Section 423(b)(7) of the Code); provided that the initial offering period shall commence on April 1, 2008.

(n)
"OPTION" shall mean an option granted under paragraph 6 of this Plan.

(o)
"PLAN" shall mean this ImClone Systems Incorporated 2008 Employee Stock Purchase Plan.

(p)
"1998 PLAN" shall mean the ImClone Systems Incorporated 1998 Employee Stock Purchase Plan, as amended.

3.
ELIGIBILITY.

(a)
Options may be granted only to employees of the Company or any Affiliate. An employee of the Company or any Affiliate shall be eligible to participate in the Plan upon commencement of employment with the Company; provided, that no employee of the Company or any Affiliate shall be eligible to be granted an Option under the Plan, unless, on the Offering Date of such Offering Period, such employee's customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

(b)
No employee shall be eligible for the grant of an Option under the Plan if, immediately after any such grant, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 3(b), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

(c)
An eligible employee may be granted an Option under the Plan only if such Option, together with any other options granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such Options are granted) for each calendar year in which such Options are outstanding at any time. Any Option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this paragraph 3(c).

(d)
Officers of the Company shall be eligible to participate in the Plan; provided, however, that the Board may provide in an Offering Period that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

4.
OFFERING PERIODS.

  The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on April 1 and October 1 of each year (or such other periods as may be determined by the Board which shall comply with Section 423(b)(7) of the Code); provided that the initial Offering Period shall commence on April 1, 2008. The Plan shall continue until terminated in accordance with paragraph 17 or paragraph 21 hereof. In addition, employees shall not be entitled to enroll in the Plan or exercise any Options granted under the Plan during any period in which the Company has restricted the purchase or sale of its securities by its employees.

5.
PARTICIPATION; CONTRIBUTIONS.

(a)
An eligible employee may become a participant in the Plan by completing an enrollment form ("Enrollment Form") provided by the Company (which may be a form maintained by the Company on an internet website) and submitting it to the Company in any manner designated by the Board, prior to the applicable Offering Date, unless a later time for submitting the Enrollment Form is set by the Board for all eligible employees with respect to a given Offering Period. The Enrollment Form shall set forth the percentage of the participant's Compensation (which shall be a whole percentage not less than 1% and not more than 15%) to be paid as Contributions pursuant to the Plan. Notwithstanding the foregoing, participants in the most recent offering period under the Company's 1998 Plan shall, on termination of such offering period under the 1998 Plan (including for this purpose, a termination pursuant to paragraph 21 of the 1998 Plan), automatically be enrolled in the first Offering Period to commence thereafter at the same contribution levels as last elected under the 1998 Plan. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in paragraph 8 below. Such participant is not required to submit any additional Enrollment Forms in order to continue participation in this Plan.

(b)
Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the Enrollment Form is applicable, unless sooner terminated by the participant as provided in paragraph 8. All payroll deductions made by a participant shall be credited to such participant in an account under the Plan. A participant may not make payments into such account.

(c)
A participant may discontinue his or her participation in the Plan as provided in paragraph 8.

(d)
Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(c) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equals $21,250. Payroll deductions shall recommence at the rate provided in such participant's Enrollment Form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 8.

6.
GRANT OF OPTION.

(a)
On the Offering Date of each Offering Period, each eligible employee participating in such Offering Period shall be granted an Option to purchase on the Exercise Date of such Offering Period a number of shares of Common Stock determined by dividing such employee's Contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by 85% of the lesser of (i) fair market value of a share of the Common Stock on such Offering Date or (ii) fair market value of a share of the Common Stock on the Exercise Date; provided however, that such purchase shall be subject to the limitations set forth in paragraphs 3(b), 3 (c), 3(d) and 10 hereof. The fair market value of a share of the Common Stock shall be determined as provided in paragraph 6(b) below.

(b)
The fair market value of the Common Stock on a given date shall, unless otherwise required by any applicable provision of the Code or the regulations issued thereunder, be determined by the Board in its discretion; provided that (i) if the Common Stock is listed on a national securities exchange in the United States (such as the Nasdaq Global Select Market), the fair market value per share shall be the closing sales price on such date as reported on the principal national securities exchange in the United States on which the Common Stock is traded; or (ii) if not listed on an exchange but publicly traded, the average of the closing bid and asked prices on the date of determination as in The Wall Street Journal; or (iii) if none of the foregoing is applicable, the fair market value per share shall be determined in good faith by the Board in its discretion.

7.
EXERCISE OF OPTION.

(a)
Unless a participant withdraws from the Plan as provided in paragraph 8, such participant's Option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date of the Offering Period and the maximum number of full shares of Common Stock subject to the Option will be purchased for such participant at the applicable purchase price with the accumulated Contributions in such participant's account. If a fractional number of shares of Common Stock results, then such number shall be rounded down to the next whole number and the excess Contributions shall be carried forward to the next Exercise Date, unless such participant withdraws the Contributions pursuant to paragraph 8(a) or is no longer eligible to participate in the Plan, in which case such amount shall be distributed to the participant without interest. The shares purchased upon exercise of an Option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During a participant's lifetime, a participant's Option to purchase shares hereunder is exercisable only by such participant.

(b)
Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

8.
WITHDRAWAL; TERMINATION OF EMPLOYMENT.

(a)
A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time at least 15 days prior to the Exercise Date of the Offering Period by written notice delivered to the Company either in physical or electronic form. All of the participant's Contributions credited to such participant's account will be paid to such participant promptly after receipt of such participant's notice of withdrawal and such participant's Option for the current Offering Period will be automatically terminated, and no further Contributions for the purchase of shares of Common Stock will be made during the Offering Period.

(b)
Upon termination of the participant's Continuous Status as an Employee, prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to such participant's account will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under paragraph 12, and his or her Option will be automatically terminated.

(c)
In the event an employee fails to remain in Continuous Status as an Employee of the Company for at least 20 hours per week during the Offering Period in which the employee is a participant, such participant will be deemed to have elected to withdraw from the Plan and the Contributions credited to such participant's account will be returned to such participant and the Option terminated.

(d)
A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

9.
INTEREST.

  No interest shall accrue on the Contributions of a participant in the Plan.

10.
STOCK.

  The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 1,000,000 shares subject to adjustment upon changes in capitalization of the Company as provided in paragraph 16. Shares sold under the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases, but all shares sold under the Plan regardless of source shall be counted against the 1,000,000 share limitation. If the total number of shares of Common Stock which would otherwise be subject to Options granted pursuant to paragraph 6(a) hereof on the Offering Date of an Offering Period exceeds the number of shares of Common Stock then available under the Plan (after deduction of all shares of Common Stock for which Options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares of Common Stock remaining available for Option grant in as uniform a manner as shall be reasonably practicable and as it shall determine to be equitable. Any amounts remaining in an employee's account not applied to the purchase of Common Stock pursuant to this paragraph 10 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares of Common Stock subject to the Option to each employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

11.
ADMINISTRATION.

  The Board shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

12.
DESIGNATION OF BENEFICIARY.

(a)
A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery of such participant's shares of Common Stock and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b)
Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

13.
TRANSFERABILITY.

  Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way other than by will, the laws of descent and distribution or as provided in paragraph 12 hereof by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw Contributions in accordance with paragraph 8.

14.
USE OF FUNDS.

  All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

15.
REPORTS.

  Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participants, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

16.
ADJUSTMENTS UPON CHANGES IN STOCK.

  If any change is made in the shares of Common Stock subject to the Plan or subject to any Option granted under the Plan (through merger, consolidation, reorganization, distribution of substantially all of the assets of the Company, spin-off of a subsidiary's voting securities to the Company's shareholders, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure), appropriate adjustments shall be made by the Board as to the maximum number of shares subject to the Plan and the number of shares and price per share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of Option rights. Any determination made by the Board hereunder shall be final, binding and conclusive upon each participant.

17.
AMENDMENT OR TERMINATION.

  The Board may at any time terminate or amend the Plan. Except as provided in paragraph 16, no such termination may affect Options previously granted, nor may an amendment make any change in any Option therefore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

18.
NOTICES.

  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

19.
RIGHT TO TERMINATE EMPLOYMENT.

  Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or any Affiliate, or affect any right which the Company or any Affiliate may have to terminate the employment of such participant.

20.
RIGHTS AS A STOCKHOLDER.

  Neither the granting of an Option nor a deduction from payroll shall constitute a participant the owner of shares covered by an Option. No participant shall have any right as a stockholder unless and until an Option has been exercised, and the shares of Common Stock underlying the Option have been registered in the Company's share register.

21.
TERM OF PLAN.

  After this Plan is adopted by the Board, this Plan will become effective on the date that is the First Offering Date. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board pursuant to paragraph 17, (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan or (c) ten (10) years from the adoption of this Plan by the Board.

22.
APPLICABLE LAW.

  This Plan shall be governed in accordance with the laws of Delaware.

IMCLONE SYSTEMS INCORPORATED

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operations of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares should be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. You may also vote your shares by telephone or via the Internet. If you choose to vote by telephone or via the Internet, you do not need to return the attached card.

Your vote must be received prior to the Annual Meeting of Stockholders on Wednesday, September 10, 2008.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

IMCLONE SYSTEMS INCORPORATED

IMCLONE SYSTEMS INCORPORATED

Annual Meeting Proxy Card

A Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR proposals 2 and 3.

1.     The Board of Directors recommends a vote “FOR” the listed nominees.

	For	Withhold

01 - John E. Celentano	☐	☐

02 - Alexander J. Denner	☐	☐

03 – Thomas F. Deuel	☐	☐

04 - Jules Haimovitz	☐	☐

	For	Withhold

05 – Carl C. Icahn	☐	☐

06 - John H. Johnson	☐	☐

07 - Peter S. Liebert	☐	☐

08 - Richard C. Mulligan	☐	☐

	For	Withhold

09 - David Sidransky	☐	☐

10 - Charles Woler	☐	☐

		For	Against	Abstain

2.	Ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.	☐	☐	☐

3.	Approval of the ImClone Systems Incorporated 2008 Employee Stock Purchase Plan.	☐	☐	☐

4.	Any other business as may come before the meeting or any postponements or adjournments thereof.

B Nonvoting Items

Mark box at right if you plan to attend the meeting.	☐

Mark this box with an X if you have made comments below.	☐

C Authorized Signatures - This section must be completed for your vote to be counted - date and sign below

NOTE: Please sign exactly as name(s) appear(s) on the books of the Company. Joint owners should each sign personally. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign the partnership name.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

Proxy - IMCLONE SYSTEMS INCORPORATED

Proxy for the Meeting of Stockholders, Wednesday, September 10, 2008

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the related Proxy Statement dated August 11, 2008.

The undersigned hereby appoints Kenneth J. Zuerblis and Gregory T. Mayes, or any of them, lawful proxies of the undersigned, each with full power of substitution for and in the name, place and stead of the undersigned, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of ImClone Systems Incorporated held of record by the undersigned on July 18, 2008 at the Annual Meeting of Stockholders to be held at 2:00 p.m. (local time) on Wednesday, September 10, 2008 at the Jumeirah Essex House, 160 Central Park South, New York, NY 10019 or any postponements or adjournments thereof.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE TO COMPUTERSHARE, THE COMPANY’S TRANSFER AGENT, TO BE RECEIVED NO LATER THAN 11:59 P.M., EASTERN TIME, ON SEPTEMBER 9, 2008.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. IF ANY OTHER MATTERS SHOULD PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS. ANY PRIOR PROXIES ARE HEREBY REVOKED.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. You may also vote your shares by telephone or via the Internet. If you choose to vote by telephone or via the Internet, do not return your proxy card by mail.

Your vote must be received prior to the Annual Meeting of Stockholders at 2:00 p.m. (local time) on September 10, 2008 at the Jumeirah Essex House, 160 Central Park South, New York, NY 10019.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

ImClone Systems Incorporated

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on September 10, 2008:

The proxy statement and Annual Report on Form 10-K are available at www.edocumentview.com/IMCL.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

 Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)

•   Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•   Follow the instructions provided by the recorded message.

To vote using the Internet

•   Log onto the internet and go to:

www.envisionreports.com/IMCL

•  Follow the steps outlined on the secure website.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern Time, on September 9, 2008.

THANK YOU FOR VOTING

QuickLinks

IMCLONE SYSTEMS INCORPORATED 180 Varick Street New York, NY 10014 (212) 645-1405
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS DATE: Wednesday, September 10, 2008 TIME: 2:00 p.m. local time PLACE: Jumeirah Essex House 160 Central Park South New York, NY 10019
TABLE OF CONTENTS
ABOUT THE ANNUAL MEETING
BENEFICIAL OWNERSHIP OF PRINCIPAL HOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
PROPOSAL NO. 1—ELECTION OF BOARD OF DIRECTORS
THE BOARD OF DIRECTORS
INFORMATION CONCERNING EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table for Fiscal Years 2007 and 2006
All Other Compensation for Fiscal Years 2007 and 2006
Grants of Plan-Based Awards during Fiscal 2007
Option Exercises in Fiscal 2007
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CODE OF BUSINESS CONDUCT AND ETHICS
PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL NO. 3—APPROVAL OF THE IMCLONE SYSTEMS INCORPORATED 2008 EMPLOYEE STOCK PURCHASE PLAN
STOCKHOLDER PROPOSALS
OTHER MATTERS
  Appendix A
IMCLONE SYSTEMS INCORPORATED 2008 EMPLOYEE STOCK PURCHASE PLAN